SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): January 25, 1999

                             SL GREEN REALTY CORP.
            (Exact name of Registrant as specified in its Charter)




                                   Maryland
                           (State of Incorporation)



         1-13199                                   13-3956775
(Commission File Number)                       (IRS Employer Id. Number)


                              70 West 36th Street           10018
                              New York, New York         (Zip Code)
                   (Address of principal executive offices)

                                (212) 594-2700
             (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     SL Green Realty Corp. (the "Company"), through its wholly-owned affiliate, Green W. 57th Street, LLC, has acquired controlling interests in a property involving a significant amount of assets from Blackacre 555 West 57th Street, MM LLC and Blackacre 555 West 57th Street, LLC.

     555 West 57th Street. On January 25, 1999, the Company purchased a 65% controlling interest in 555 West 57th Street, New York, New York ("555 West 57th") for an aggregate purchase price of approximately $66.7 million, including $38.1 million in assets and $28.6 million in assumed debt.

     555 West 57th is a 20-story Midtown Manhattan property known as the BMW Building. The property is located on the easterly block front of 11th Avenue between West 57th and West 58th Streets in Manhattan's midtown west submarket. The property contains 941,000 square feet of rentable space (including three subgrade floors, two of which comprise a 190-car garage). The property is currently 98% leased.

     BMW, the primary tenant, occupies 19% of the floorspace, or 183,000 square feet. 555 West 57th was originally built in 1971 as the headquarters for Ford Motor Company. Now the building is home to BMW's U.S. flagship offices, service center and showroom. Other tenants include: CBS, Inc., The City University of New York, St. Luke's Roosevelt Hospital, the Greater NY Hospital and Ticketmaster. Many tenants have signed long-term leases as evidenced by the fact that 65% of existing leases expire beyond 2008.

     The purchase price of 555 West 57th was funded with proceeds from the Senior Unsecured Revolving Line of Credit Agreement between SL Green Operating Partnership, L.P. and SL Green Realty Corp. and Lehman Brothers Holdings Inc. D/B/A Lehman Capital, a Division of Lehman Brothers Holdings Inc. (individually as a Co-Lender and as Agent for one or more Co-Lenders and as Syndication Agent). This Credit Facility is dated as of December 18, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b)  Financial Statements of Property Acquired
             and Pro Forma Financial Information

The financial statements and pro forma financial information required by Item 7(a) and 7(b) are currently being prepared and it is therefore impractical to provide this information on the date hereof. The Company will file the required financial statements and information under cover of Form 8-K/A as soon as practicable but in no event later than 60 days after the date on which this Form 8-K was required to be filed.

(c)   Exhibits

2.1 Form of Agreement of Sale and Purchase between Blackacre 555 West 57th Street MM LLC and Blackacre 555 West 57th Street LLC, as Sellers, and SL Green Operating Partnership, L.P., as Purchaser.

2.2 Form of Amendment to Sale and Purchase Agreement between Blackacre 555 West 57th Street MM LLC and Blackacre 555 West 57th Street LLC, as Sellers, and SL Green Operating Partnership, L.P., as Purchaser.

2.3 Form of Assignment and Assumption of Membership Interest between Blackacre 555 West 57th Street LLC, as Assignor, and Green W. 57th St., LLC, as Assignee.

2.4 Form of Assignment and Assumption of Sale and Purchase Agreement between SL Green Operating Partnership, L.P., as Assignor, and Green West 57th St., LLC, as Assignee.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    SL GREEN REALTY CORP.



                                    By:      /s/ David J. Nettina
                                       --------------------------
                                       David J. Nettina
                                       President and Chief Operating Officer







Date  February 8, 1999







 ============================================================================


                            SALE-PURCHASE AGREEMENT

                                    between

                     BLACKACRE 555 WEST 57TH STREET MM LLC
                    and BLACKACRE 555 WEST 57TH STREET LLC,
                                    Sellers

                                      and

                     SL GREEN OPERATING PARTNERSHIP, L.P.,
                                   Purchaser








                         Dated: As of October __, 1998



 ============================================================================

                               TABLE OF CONTENTS

                                                                           Page

1. Sale and Purchase of Membership Interests.................................2

2. State of Title............................................................2

3. Purchase Price and Payment................................................3

4. Closing...................................................................4

5. Representations and Warranties of Sellers and Purchaser...................5

6. Title Matters Affecting the Property; Exceptions to Title................14

7. As Is; Access to Property During Contract Period; Operation of Property..18

8. Apportionments, Adjustments and Credits..................................20

9. Closing Deliveries.......................................................25

10. Conditions to Closing Obligations.......................................28

11. Consent of Mortgagee....................................................30

12. BMW Purchase Option.....................................................33

13. Ford Note...............................................................35

14. Confidentiality.........................................................36

15. Limitation on Liability of Parties......................................37

16. Fire or Other Casualty; Condemnation....................................38

17. Brokerage...............................................................40

18. Closings Costs; Fees and Disbursements of Counsel, etc..................40

19. Notices.................................................................40

20. Survival; Governing Law.................................................42

21. Counterparts; Captions..................................................42

22. Entire Agreement; No Third Party Beneficiaries..........................42

23. Waivers; Extensions.....................................................42

24. No Recording............................................................42

25. Assignments.............................................................43

26. Pronouns; Joint and Several Liability...................................43

27. Successors and Assigns..................................................43

28. Escrow..................................................................43

29. Tax Proceedings.........................................................46

30. Leasing.................................................................47

31. Indemnity for Certain Transfer Taxes....................................47

32. Further Assurances......................................................48

EXHIBITS
--------

A.       Legal Description of the Property
B.       Escrow Agent Wire Instructions
B-1      Form of Bank of Boston Letter of Credit
B-2.     Ford Note
C.       Operating Agreement of Nominee LLC
D.       Operating Agreement of Associates LLC
E.       TIC Agreement
F.       Property Management and Leasing Agreement
G.       Space Leases
H.       Rent Roll
I.       Tenant Improvement Allowances
J.       Payable Commissions
J-1.     Material Litigation
K.       Employees
L.       Mobil Indemnity
M.       Ford Indemnity
N.       Tax Certiorari Proceedings
O.       Service Contracts and Utility Deposits
P.       5th and 6th Floor Office Conversion
P-1.     Co-Brokerage Agreement
Q.       Permitted Title Matters of Record
R.       Form of Assignment and Assumption of Membership Interest
S.       Form of Estoppel
T.       Form of Amendment to Operating Agreement
U.       Form of Non-Imputation Affidavit
V.       Form of License Agreement
V-1. Form of Subordinate Assignment of Interest in Note and Rights to Receive Distributions
V-2.     Form of UCC-1

SCHEDULES
---------
1.       Balance Sheet of the Company

                            SALE-PURCHASE AGREEMENT


          THIS SALE-PURCHASE AGREEMENT (the "Agreement"), dated as of October __, 1998, by and among BLACKACRE 555 WEST 57TH STREET MM LLC, a Delaware limited liability company, having an office c/o Blackacre Capital Management, LLC, 450 Park Avenue, New York, New York 10022 ("Blackacre MM LLC") and BLACKACRE 555 WEST 57TH STREET LLC, a Delaware limited liability company, having an office c/o Blackacre Capital Management, LLC, 450 Park Avenue, New York, New York 10022 ("Blackacre LLC" and, together with Blackacre MM LLC, individually, a "Seller" and, collectively, "Sellers"), and SL GREEN OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, having an office at 70 West 36th Street, New York, New York 10018-8007 ("Purchaser").


                              W I T N E S S E T H:


          WHEREAS, 555 West 57th LLC is a Delaware limited liability company (the "Company") formed pursuant to that certain (a) Certificate of Formation of 555 West 57th LLC, dated August 19, 1997, and filed in the Office of the Secretary of State of the State of Delaware on August 20, 1997, and (b) Amended and Restated Limited Liability Company Agreement of 555 West 57th LLC, dated as of October 30, 1997 (the "Company's Operating Agreement"); and

          WHEREAS, the Company owns (a) a sixty-four percent (64%) tenancy-in-common interest in that certain parcel of improved real property known as 555 West 57th Street, New York, New York, as more particularly described in Exhibit A attached hereto and made a part hereof (the real property, together with all personal property located at and/or used in connection with such real property and owned in whole or in part by the Company (but expressly excluding any personal property of space tenants or leased property), being collectively referred to herein as the "Property"), and (b) all of the membership interests in 555 West 57th Associates, LLC, a Delaware limited liability company ("Associates LLC"); and

          WHEREAS, Associates LLC owns a 1% general partnership interest in 555
W. 57th Associates, a New York general partnership ("57th Associates"), and a 2.875% membership interest in 555 West 57th Nominee LLC, a Delaware limited liability company ("Nominee LLC"); and

          WHEREAS, Blackacre MM LLC is the sole managing member of, and owns a one percent (1%) interest in, the Company pursuant to the Company's Operating Agreement; and

          WHEREAS, Blackacre LLC is a non-managing member of, and owns a ninety-nine percent (99%) interest in, the Company pursuant to the Company's Operating Agreement; and

          WHEREAS, Blackacre MM LLC desires to sell to Purchaser, and Purchaser desires to purchase from Blackacre MM LLC, Blackacre MM LLC's one percent (1%) interest in the Company, together with all of Blackacre MM LLC's rights and obligations associated with such membership interest being sold hereunder (the "Blackacre MM LLC Interest") on the terms and conditions set forth herein; and

          WHEREAS, Blackacre LLC desires to sell to Purchaser, and Purchaser desires to purchase from Blackacre LLC, Blackacre LLC's ninety-nine percent (99%) interest in the Company, together with all of Blackacre LLC's rights and obligations associated with such membership interest being sold hereunder (the "Blackacre LLC Interest" and, together with the Blackacre MM LLC Interest, being sometimes hereinafter referred to as, individually, a "Membership Interest" and, collectively, the "Membership Interests") on the terms and conditions set forth herein; and

          WHEREAS, in connection with the sale and purchase of the Membership Interests, the Company's Operating Agreement is being amended concurrently herewith to reflect the transfer of the Membership Interests, the admission of Purchaser or its designees as the managing member and non-managing member or members of the Company and the withdrawal of Blackacre MM LLC and Blackacre LLC as members of the Company, all as more fully set forth herein.

          NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Sellers and Purchaser, and in consideration of the mutual covenants and agreements herein set forth, the parties hereto hereby agree as follows:

     1.   Sale and Purchase of Membership Interests.

          1.1 Blackacre MM LLC hereby agrees to sell and assign to Purchaser, and Purchaser hereby agrees to purchase and acquire from Blackacre MM LLC, the Blackacre MM LLC Membership Interest.

          1.2 Blackacre LLC hereby agrees to sell and assign to Purchaser, and Purchaser hereby agrees to purchase and acquire from Blackacre LLC, the Blackacre LLC Membership Interest.

     2.   State of Title.

          2.1 Each Seller shall convey to Purchaser good title to its Membership Interest, free and clear of all liens, claims, encumbrances, pledges, hypothecations and charges, except for any liens or encumbrances held by Greenwich Capital (as hereinafter defined) in respect of the Greenwich Loan (as hereinafter defined).

     3.   Purchase Price and Payment.

          3.1 The purchase price (the "Purchase Price") payable to Sellers for the Membership Interests shall be, in the aggregate, $37,525,000.00, subject to
(a) reduction as provided in Articles 12 and 13 hereof, (b) any credits Purchaser may be entitled to in respect of any Additional Cash Downpayments (as defined in Section 4.3 hereof) under Section 4.3 hereof, and (c) subject to such other apportionments, adjustments and credits as are provided in Articles 6, 8, 10 and 29 hereof.

          3.2 The Purchase Price shall be payable as follows:

               3.2.1 (a) $3,752,500.00, payable concurrently herewith in immediately available funds, by federal funds wire transfer ("Wire Transferred Funds") to Solomon and Weinberg LLP, as escrow agent ("Escrow Agent") pursuant to the instructions (the "Wire Instructions") set forth on Exhibit B attached hereto and made a part hereof (the "Downpayment"), the receipt of which Downpayment is hereby acknowledged by Escrow Agent. The Downpayment shall be held by Escrow Agent and disbursed in accordance with the terms and conditions of this Agreement. Except as provided in Section 3.2.1(b) below, any interest earned on the Downpayment shall be deemed to be part of the Downpayment and shall be paid together with the principal portion of the Downpayment, it being understood and agreed that any interest earned on the Downpayment shall not be credited to the Purchase Price upon Closing (as hereinafter defined) and shall, upon Closing, be and remain the property of Seller.

                    (b) At any time after the date hereof until the date that is fifteen days (15) prior to any scheduled Closing Date (as hereinafter defined), Purchaser may, at Purchaser's option, deliver to Escrow Agent a clean, irrevocable, non-documentary and unconditional letter of credit naming Sellers as beneficiary in the amount of $3,752,500.00 issued by and drawn upon BankBoston, N.A. (hereinafter referred to as the "Issuing Bank") in the form attached hereto as Exhibit B-1 (the "Downpayment Letter of Credit"), the term of which Downpayment Letter of Credit shall not expire prior to March 15, 1999, and which Downpayment Letter of Credit shall be deemed to be a substitute for the Downpayment hereunder. In the event that Purchaser elects to deliver the Downpayment Letter of Credit, Escrow Agent shall return to Purchaser the
Downpayment deposited with Escrow Agent pursuant to Section 3.2.1(a), but Escrow Agent shall retain in escrow all interest earned thereon through the date that the Downpayment is returned to Purchaser under this Section 3.2.1(b), as well as all interest thereafter earned on such interest (all such interest retained by Escrow Agent if Purchaser substitutes the Downpayment Letter of Credit under this Section 3.2.1 being hereinafter referred to, collectively, as the "Downpayment Interest"). The Downpayment Letter of Credit shall be held by Escrow Agent and delivered in accordance with the terms and conditions of this Agreement. The Downpayment Interest shall not be credited to the Purchase Price upon Closing (as hereinafter defined) and shall, upon Closing, be and remain the property of Sellers.

               3.2.2 If Purchaser has (a) not provided Escrow Agent with the Downpayment Letter of Credit, the balance of the Purchase Price in the amount of $33,772,500.00 shall be paid to Sellers on the date of Closing, or (b) provided Escrow Agent with the Downpayment Letter of Credit, the entire Purchase Price in the amount of $37,752,500.00 shall be paid to Sellers on the date of Closing, in either case, subject to the apportionments, adjustments and credits referenced in Section 3.1 above, to be paid simultaneously with the delivery of the Assignments (as hereinafter defined) in Wire Transferred Funds to an account at such bank or banks as shall be designated by Sellers by written notice to Purchaser at least one (1) business day prior to the date of Closing and upon the Closing, if Purchaser has provided Escrow Agent with the Downpayment Letter of Credit, Escrow Agent shall contemporaneously deliver the Downpayment Letter of Credit to Purchaser at the Closing.

          3.3 Subject to Section 28.1.3, whenever in this Agreement Purchaser is entitled to a return of the Downpayment, Purchaser shall be entitled to the return of the Downpayment and any Additional Cash Downpayments (as hereinafter defined) actually being held by Escrow Agent pursuant to this Agreement, together with all interest earned thereon (including, without limitation, any Downpayment Interest), and to the return of any Downpayment Letter of Credit and Additional Downpayment Letters of Credit (as hereafter defined) actually delivered to Escrow Agent. Subject to Section 28.1.3, whenever in this Agreement, Sellers are entitled to retain the Downpayment, Sellers shall be entitled to the Downpayment and any Additional Cash Downpayments actually being held by Escrow Agent pursuant to this Agreement, together with all interest earned thereon (including, without limitation, any Downpayment Interest), and to any Downpayment Letter of Credit and Additional Downpayment Letters of Credit actually delivered to Escrow Agent and shall be entitled to draw thereupon.

     4.   Closing

          4.1 The closing of the transaction contemplated hereby (the "Closing") shall occur at 10:00 AM on December 1, 1998, TIME BEING OF THE ESSENCE as to Sellers' and Purchaser's respective obligation to close on such date, except as otherwise expressly provided in Sections 4.2 and 4.3 below (such date or, as the same may be adjourned by Sellers pursuant to Section 4.2 below or Purchaser pursuant to Section 4.3 below, being referred to herein as the "Closing Date").

          4.2 Sellers shall be entitled to one (1) or more adjournments of the Closing Date to a date no later than 10:00 AM on the later to occur of (a) January 30, 1999 or (b) that date that is thirty (30) days after the then scheduled Closing Date, pursuant to the provisions of Section 6.3 and/or
Section 13.2 hereof, by delivering to Purchaser written notice of any such adjournment at least two (2) business days prior to the then scheduled Closing Date.

          4.3 Purchaser shall be entitled to a maximum of three (3) adjournments, each such adjournment not to exceed thirty (30) days, TIME BEING OF THE ESSENCE as to each such thirty (30) day period, provided that with respect to each such adjournment requested by Purchaser, Purchaser shall (a) deliver to Sellers written notice of any such adjournment at least two (2) business days prior to the then scheduled Closing Date, and (b) Purchaser shall simultaneously (i) deliver to Escrow Agent an additional $1,000,000.00 by Wire Transferred Funds pursuant to the Wire Instructions set forth on Exhibit B for each such adjournment as an additional downpayment hereunder (such payments being referred to, individually, as an "Additional Cash Downpayment" and, collectively, as the "Additional Cash Downpayments"), or (ii) deliver to Escrow Agent a clean, irrevocable, non-documentary and unconditional letter of credit naming Sellers as beneficiary in the amount of $1,000,000.00 issued by and drawn upon the Issuing Bank in the form attached hereto as Exhibit B-1, the term of which letter of credit shall not expire prior to March 15, 1999 (each such Letter of Credit being referred to, individually, as the "Additional Downpayment Letter of Credit" and, collectively, as the "Additional Downpayment Letters of Credit"). All Additional Cash Downpayments, together with any interest earned thereon, shall be deemed to be part of the Downpayment and Purchaser shall be entitled to a credit against the Purchase Price at the Closing in respect of each Additional Cash Downpayment; provided, however, that any interest earned on any of the Additional Cash Downpayments shall not be credited to the Purchase Price upon Closing (as hereinafter defined) and shall, upon Closing, be and remain the property of Sellers. At the Closing, if Purchaser has provided Escrow Agent with any Additional Downpayment Letters of Credit, Escrow Agent shall contemporaneously deliver such Downpayment Letters of Credit to Purchaser.

          4.4 The Closing shall occur at the offices of Solomon and Weinberg LLP, 70 East 55th Street, New York, New York 10022, or at the offices of Purchaser's lender located in New York County, New York.

          4.5 Sellers shall cause an interim closing of the books of the Company effective as of the Closing, for the purpose of allocating, for income tax purposes, the income, loss, gain, deduction and credit attributable to the Membership Interests between Sellers and Purchaser based on the actual results of the Company's activities during the period in which each was a holder of the Membership Interests. Sellers shall indemnify Purchaser and hold Purchaser harmless from and against any federal, state or municipal income tax liability of Sellers in respect of the Membership Interests for any period prior to the Closing Date. Purchaser shall indemnify Sellers and hold Sellers harmless from and against any federal, state or municipal income tax liability of Purchaser in respect of the Membership Interests for any period on and after the Closing Date. The provisions of this Section 4.5 shall survive the Closing.

    5.    Representations and Warranties of Sellers and Purchaser.

          5.1 Each Seller represents, warrants and covenants to and with Purchaser that the following are true and correct on the date hereof:

               5.1.1 Seller is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to enter into and to perform the terms of this Agreement. Seller is duly qualified to do business as a foreign limited liability company and is in good standing in every jurisdiction in which the nature of the business conducted by such Seller therein makes such qualification necessary.

               5.1.2 The Company is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business as a foreign limited liability company and is in good standing in the State of New York.

               5.1.3 Associates LLC is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business as a foreign limited liability company and is in good standing in the State of New York.

               5.1.4 The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action of Seller. The execution and delivery of this Agreement and the performance by Seller hereunder will not (a) conflict with, breach or result in a default under, Seller's certificate of formation or operating agreement, (b) violate or constitute a default under any material agreement, document or instrument to which Seller is a party or to which Seller is bound, except the Greenwich Loan Documents (as hereinafter defined), or (c) to the best of Seller's actual knowledge, violate or conflict with the terms of any law, judgment, order, writ, decree, statute, injunction, rule or regulation applicable to Seller or by which Seller is bound. Seller has duly executed and delivered this Agreement and this Agreement constitutes the valid and binding obligation of Seller enforceable against Seller in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally, and by general principles of equity.

               5.1.5 Seller owns its Membership Interest and is conveying its Membership Interest to Purchaser free and clear of all liens, claims, encumbrances, mortgages, pledges, hypothecations and charges of every kind and nature, except for any lien, encumbrance, mortgage or pledge created by any of the Greenwich Loan Documents. Associates LLC owns its membership interest in Nominee LLC free and clear of all liens, claims, encumbrances, mortgages, pledges, hypothecations and charges of every kind and nature, except for any lien, encumbrance, mortgage or pledge created by any of the Greenwich Loan Documents.

               5.1.6 The Company has no material liabilities other than those reflected on the balance sheet of the Company dated as of August 31, 1998, a copy of which is attached hereto as Schedule 1 and made a part hereof (the "Company's Balance Sheet"), except for those liabilities incurred in the ordinary course of business of the Company since such date. Seller has not taken any action which could result in the Company incurring any material liability, except as reflected on such balance sheet and except for those liabilities incurred in the ordinary course of business of the Company since such date.

               5.1.7 Intentionally omitted.

               5.1.8  Seller is not a "foreign  person"  within the  meaning of
Section 1445 of the Internal Revenue Code 1986, as amended, or any regulations promulgated thereunder (collectively, the "Code").

               5.1.9 Attached hereto as Exhibit B-2 and made a part hereof is a true and complete copy of that certain Promissory Note (the "Ford Note"), dated May 31, 1996, made by Manhattan Ford, Lincoln-Mercury, Inc. and Ford Motor Company, as makers, in favor of Kaufman Newmark Realty Corporation, as agent for 555 West 57th Associates, as assigned to the Tenancy-in-Common by allonge dated October 31, 1997. To the best of Seller's actual knowledge, there have been no defaults under the Ford Note and there exist no offsets or defenses to the obligations of the makers of the Ford Note thereunder.

          5.2 With respect to the Property, each Seller represents and warrants to Purchaser as follows:

               5.2.1 The Company owns (a) a 64% tenancy-in-common interest in the Property, and (b) 100% of the membership interests in Associates LLC.

               5.2.2 (a) Nominee LLC owns a 26% tenancy-in-common interest in the Property.

                    (b) Associates LLC, the Company's wholly-owned subsidiary, owns a 2.875% membership interest in Nominee LLC; 57th Associates owns a 97.125% interest in Nominee LLC, and Associates LLC owns a 1% general partnership interest in 57th Associates. A true and complete copy of the operating agreement of Nominee LLC, together with all amendments thereto, if any, is attached hereto as Exhibit C and made a part hereof; a true and complete copy of the operating agreement of Associates LLC, together with all amendments thereto, if any, is attached hereto as Exhibit D and made a part hereof.

               5.2.3 The Company is a party to that certain Tenancy-In-Common Agreement, dated as of October 31, 1997 (the "TIC Agreement"), between the Company, Nominee LLC and CTKG West 57th LLC ("CTKG" and, together with the Company and Nominee LLC, being sometimes hereinafter referred to, individually, as a "Co-Tenant" or "Tenant-in-Common", and, collectively, as the "Tenancy-in-Common", "Tenants-in-Common" or "Co-Tenants"), a true and complete copy of which agreement is attached hereto as Exhibit E and made a part hereof. The Company has made no demands for any capital calls, contributions or other payments under the TIC Agreement that are currently due and payable by any Co-Tenant and there are no outstanding demands for any capital calls, contributions or other payments under the TIC Agreement with respect to any Co-Tenant. To the best of Seller's actual knowledge, neither the Company, Nominee LLC or CTKG is in default under the TIC Agreement.

               5.2.4  The  Property  is  managed  by  Kaufman   Newmark  Realty
Corporation ("Newmark") pursuant to that certain Property Management and Leasing Agreement, dated as of October 21, 1997, between Newmark, as agent, and the Company, Nominee LLC and CTKG, as owners, a true and complete copy of which agreement is attached hereto as Exhibit F and made a part hereof.

               5.2.5 There are no leases or other occupancy agreements affecting the Property other than those set forth on Exhibit G attached hereto and made a part hereof (such leases or occupancy agreements, together with all renewals, replacements and amendments thereof entered into after the date hereof being herein referred to, collectively, as the "Space Leases") and such Space Leases contain the entire agreement between the Tenancy-in-Common and the respective Space Lessees (as hereafter defined) with respect to the premises demised to such Space Lessees at the Property. Seller has delivered to Purchaser true, correct and complete copies of all of the Space Leases, which have been initialed by Purchaser and Seller for identification.

               5.2.6  As to the Space Leases:

                     (a) Each Space Lease is in full force and effect and has not been modified in any material respect except as set forth on Exhibit G or in the schedule attached hereto as Exhibit H and made a part hereof (the "Rent Roll") and fixed rent and additional rent are currently being billed to the tenants thereunder (the "Space Lessees") in accordance with the Rent Roll.

                     (b)  To  the  best  of  Seller's  actual  knowledge,   the
Tenancy-in-Common is not in default in any of its respective material obligations under any Space Lease and no Space Lessee has made any written claim to the Company asserting any right of offset or setoff against the rent due by such Space Lessee under any Space Lease. To the best of Seller's actual knowledge, except as set forth in the Rent Roll, no Space Lessee is in default of any of its material obligations under its Space Lease.

                     (c) Except as otherwise set forth on the Rent Roll, (i) all Space Lessees have been delivered possession of the premises demised to them under their respective Space Leases, (ii) no Space Lessee is entitled to any free rent, rent concessions or rent abatements under their respective Space Leases, (iii) the rents and additional rents payable by the Space Lessees under their respective Space Leases are being paid on a current basis, except that the Rent Roll sets forth all arrears in the payment of fixed rent or additional rent under the Space Leases as of September 30, 1998 and (iv) to the best of Seller's actual knowledge, the Co-Tenants have not during the Company's period of ownership of the Company's Property Interest (as hereinafter defined) overcharged any Space Lessee in the payment of rent, except for customary adjustments of additional rent paid on an estimated basis and adjusted annually.

                     (d) Except as otherwise set forth on the Rent Roll, no Space Lessee has prepaid any rents or additional rents for more than one (1) month in advance.

                     (e) Except as set forth on the Rent Roll, to the best of Seller's actual knowledge, the Tenancy-in-Common is not in possession of any security deposits provided for in any of the Space Leases.

                     (f) Except as set forth on Exhibit I attached hereto and made a part hereof, or on the Rent Roll or in the Space Leases, all landlord contributions or tenant improvement allowances have been paid to the Space Lessees under the Space Leases and the reasonably estimated cost of any landlord work to be completed and performed by the landlord under the Space Leases (except for any such work required to be performed upon the exercise by any Space Lessee of any renewal option or expansion option as set forth in the Space Lease) is set forth on Exhibit I (such landlord contributions, tenant improvement allowances and landlord work being referred to, collectively, as the "Tenant Improvement Allowances").

                     (g) Except as set forth on Exhibit J attached hereto and made a part hereof, there are no leasing brokerage commissions (or unpaid installments thereof) due and payable with respect to any Space Leases (including renewals, extensions or expansions in connection therewith which have been exercised) (the "Payable Commissions"), and such Payable Commissions shall, to the extent not paid on or prior to the Closing, continue to be an obligation of the Company and the other Co-Tenants.

                     (h) On the Closing Date, neither the Company's interest in the Space Leases, nor the indirect interest in the Spaces Leases of Associates LLC, shall be subject to any assignment, pledge, mortgage, hypothecation, lien or other encumbrance, except for the rights of Greenwich Capital (as hereafter defined) under the Greenwich Loan Documents (as hereafter defined).

                     (i) To the best of Seller's actual knowledge, no existing Space Lessee has any option to renew its Space Lease that is not provided for in the existing Space Lease. Sellers will cause the Company, on behalf of the Co-Tenants, to serve notice on Revlon pursuant to its Space Lease so as to cause Revlon to exercise, waive or lose its option with respect to the offer from the New York City Housing Authority to lease certain 11th floor space and Sellers will cause the Company to deliver to Purchaser a copy of such notice to Revlon and any responses thereto.

               5.2.7 With respect to the Company's tenancy-in-common interest in the Property (the "Company's Property Interest"), and to the best of Seller's actual knowledge as to the interests in the Property of the other Co-Tenants, except as set forth on Exhibit J-1 attached hereto and made a part hereof, there are no material actions, suits or proceedings (including landlord/tenant proceedings) pending or threatened in writing against the Property, at law or in equity, before any federal, state, municipal or governmental department, commission, board, bureau, agency or instrumentality which could (a) materially adversely affect title to the Property, (b) if adversely determined, prohibit Seller from consummating the transactions contemplated hereby or (c) materially adversely affect the continued use and enjoyment of the Property as an office building. Seller shall give Purchaser prompt notice of any such action, suit or proceeding which is filed prior to the date of Closing of which Seller receives written notice.

               5.2.8 With respect to the Company's Property Interest, and to the best of Seller's actual knowledge as to the interests in the Property of the other Co-Tenants, there are no pending or threatened in writing condemnation or eminent domain proceedings that would affect the Property.

               5.2.9 To the best of Seller's actual knowledge, there are no persons employed by the Company in connection with the management, operation or maintenance of the Property except as set forth on Exhibit K attached hereto and made a part hereof (the "Employees").

               5.2.10 Neither Seller nor the Company are a party to any option to purchase, right of first offer or right of first refusal to acquire all or any portion of the Company's Property Interest held by any other person, except the BMW Purchase Option (as hereinafter defined) and, to the best of Seller's actual knowledge, neither of the other Co-Tenants are a party to any option to purchase, right of first offer or right of first refusal to acquire all or any portion of the Property held by any other person, except the BMW Purchase Option.

               5.2.11 (a) Neither the Company, nor to the best of Seller's actual knowledge, the other Co-Tenants, have used the Property or, except for certain uses by BMW of Manhattan, Inc. ("BMW") in respect of the premises demised to BMW at the Property under its Space Lease, permitted the Property to be used, during the period of the Company's tenancy-in-common ownership of the Company, for the generation, storage, release, discharge or disposal of toxic or Hazardous Materials (as hereinafter defined), other than such relatively small quantities of such materials as are ordinarily used in connection with the development, use and operation of office buildings and which have been used in compliance with applicable Environmental Laws (as defined below).

                     (b) To the best of Seller's actual knowledge, except as may be otherwise set forth in the that certain (i) Indemnity Agreement, dated August 1, 1997, given by Mobil Oil Corporation, as indemnitor, in favor of 57th Associates, Newmark and BMW, as indemnitees (the "Mobil Indemnity") and (ii) Indemnity Agreement, dated August __, 1997, given by Manhattan Ford, Lincoln-Mercury, Inc. and the Ford Motor Company, as indemnitors, in favor of 57th Associates, its partners, lenders, successors and assigns, BMW and Newmark, as indemnitees (the "Ford Indemnity"), no current Space Lessees (other than BMW) or other occupants of the Property have used any portion of the Property for any activities involving, directly or indirectly, the use, generation, treatment, transportation, storage or disposal of any Hazardous Materials in violation of all applicable Environmental Laws and, with respect to BMW, Seller has not received any actual notice of any violations of applicable Environmental Laws. A true and complete copy of each of the Mobil Indemnity and the Ford Indemnity is attached hereto as Exhibit L and Exhibit M, respectively.

                     (c) As used herein, the term "Hazardous  Materials:  means
(i) urea formaldehyde foam insulation, (ii) transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of the applicable legal limit, or (iii) any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous, controlled or toxic substances, or any pollutant or contaminant, or related materials defined in or controlled pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601 et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901 et seq.), and in the regulations promulgated pursuant thereto, or any other federal, state or local environmental law, ordinance, rule or regulation (collectively, "Environmental Laws"). Expressly excluded from the definition of Hazardous Materials in this Agreement are asbestos and asbestos containing materials and expressly excluded from the definition of Environmental Laws in this Agreement are any and all laws, ordinances, rules or regulations governing asbestos or asbestos containing materials. Seller makes no representations, warranties or covenants in this agreement and hereby expressly disclaims any and all liability with respect to asbestos and asbestos containing materials.

                     (d) Except as previously disclosed to Purchaser in the Ford Indemnity and the Mobil Indemnity, the Company has not received any written notice from any governmental authority in respect of Environmental Laws.

               5.2.12 Except as set forth on Exhibit N attached hereto and made a part hereof, the Company has neither commenced nor maintained any proceedings to decrease the assessed valuation of the Property.

               5.2.13 To the best of Seller's actual knowledge, Exhibit O attached hereto and made a part hereof sets forth all material service, maintenance and supply contracts (collectively, the "Service Contracts") relating to the Property and all deposits held by utility companies with respect to the Property.

               5.2.14 To the best of Seller's actual knowledge, there has been no requirement or recommendation as to material repairs or other work made with respect to the Property by any insurance company that has issued a policy of insurance to the Company or to the Tenants-in-Common in connection with the Property or by any board of fire underwriters or other body exercising similar functions that has not been complied with by the Company or the other Co-Tenants.

               5.2.15 To the best of Seller's actual knowledge, no material facts or conditions exist which would result in the termination or impairment of access to the Property or the discontinuation of necessary sewer, water, electric, gas, telephone or other utility services to the Property.

               5.2.16 To the best of Seller's actual knowledge, Exhibit P attached hereto and made a part hereof sets forth the reasonably estimated costs, as of the date hereof, to substantially complete that portion of the 5th and 6th Floor Office Conversion (as defined on Exhibit P) not substantially completed as of the date hereof.

               5.2.17 To the best of Seller's actual knowledge, there is no Right (as hereinafter defined) not of record that materially adversely affects the continued use and enjoyment of the Property as currently operated.

               5.2.18 Except as set forth in Exhibit O, the Company has not authorized the Tenancy-in-Common to enter into, and the Tenancy-in-Common is not a party to, any agreement with Partners Cleaning, LLC ("PC") pursuant to which PC provides services in respect of the Property. The agreement with PC set forth on Exhibit O is terminable on not more than sixty (60) days advance written notice without penalty.

               5.2.19  Reference  is  made to that  certain  Railroad  Easement
Agreement, dated June 8, 1932, between New York State Realty and Terminal Company, as grantor, and The New York Central Railroad Company, as grantee, recorded in the Office of the New York City Register on June 10, 1932, in Liber 3842, cp 11 (together with all modifications, releases, easements, deeds of easement and deeds with respect thereto as are of record on the date hereof, the "Railroad Easement"). To the best of Seller's actual knowledge, during the period of the Company's ownership of the Company's Property Interest, neither the grantee under the Railroad Easement nor any successor-in-interest to such grantee has made any demand upon any Co-Tenant, or given any notice to any Co-Tenant, seeking to assert any right conferred upon such grantee (or successor) under such Railroad Easement that would mutually adversely affect all or any portion of the Property.

               5.2.20 To the best of Seller's actual knowledge, the only brokerage commission that would be due and payable by the Co-Tenants in the event the BMW Purchase Option (as hereinafter defined) is exercised is set forth in that certain Co-Brokerage Agreement, dated October 29, 1996, between Kaufman/Newmark Realty Corp., as agent for 555 W. 57th Associates, and Cushman & Wakefield, Inc., as broker, a copy of which is attached hereto as Exhibit P-1 and made a part hereof.

          5.3 Purchaser represents, warrants and covenants to and with Seller that the following are true and correct on the date hereof:

               5.3.1 Purchaser is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to enter into and to perform the terms of this Agreement. Purchaser is duly qualified to do business as a foreign limited partnership and is in good standing in every jurisdiction in which the nature of the business conducted by Purchaser therein makes such qualification necessary.

               5.3.2 The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action of Purchaser. The execution and delivery of this Agreement and the performance by Sellers hereunder will not (a) conflict with, breach or result in a default under, Seller's certificate of limited partnership or agreement of limited partnership, (b) violate or constitute a default under any material agreement, document or instrument to which Purchaser is a party or to which Purchaser is bound, or (c) to the best of Purchaser's actual knowledge, violate or conflict with the terms of any law, judgment, order, writ, decree, statute, injunction, rule or regulation applicable to Purchaser or by which Purchaser is bound. Purchaser has duly executed and delivered this Agreement and this Agreement constitutes the valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally, and by general principles of equity.

               5.3.3 The representations and warranties of Purchaser contained in this Section 5.3 shall survive the Closing.

          5.4 Purchaser acknowledges and agrees that, except as specifically set forth in this Agreement, neither Sellers nor any agent or representative or purported agent or representative of Sellers has made, and Sellers are not liable for or bound in any manner by, any express or implied warranties, guaranties, promises, statements, inducements, representations or information pertaining to the Company, or the Property or any portion thereof, the physical condition, size, zoning, income, expenses or operation thereof, the uses which can be made of the same or any other matter or thing with respect thereto, including, without limitation, any existing or prospective leasing or occupancy of all or any part thereof. Without limiting the foregoing, Purchaser acknowledges and agrees that Sellers are not liable for or bound by (and Purchaser has not relied upon) any verbal or written statements, representations or any other information respecting the Property furnished by Seller or any broker, employee, agent, consultant or other person representing or purportedly representing Sellers. The provisions of this Section 5.4 shall survive the Closing.

          5.5 Subject to Purchaser's  compliance with the  requirements of this
Section 5.5, Sellers' representations and warranties contained in Sections 5.1 and 5.2 shall survive the Closing as follows: (a) the representations and warranties contained in Sections 5.1.1 through and including 5.1.8, Section 5.2.1(b), Section 5.2.6(e) and 5.2.17 shall survive the Closing; (b) the representations and warranties contained in Sections 5.2.2(b), 5.2.5, 5.2.10 and 5.2.6(g) shall survive the Closing for a period of one (1) year; (c) the representations and warranties contained in Sections 5.2.3, 5.2.6(a), (b), (c),
(f), (h), (i), 5.2.7, 5.2.8,  5.2.12,  5.2.14,  5.2.15 and 5.2.20 shall survive the Closing for a period of one hundred eighty (180) days; (d) the representations and warranties contained in Sections 5.1.9, 5.2.4, 5.2.6(d), 5.2.9, 5.2.11, 5.2.13, 5.2.16, 5.2.18 and 5.2.19 shall survive the Closing for a period of ninety (90) days; and (e) the representations and warranties contained in Sections 5.2.1(a) and 5.2.2(a) shall not survive the Closing (such survival periods referred to in clauses (a) through (d) being referred to herein, collectively, as the "Survival Period"). Any claim by Purchaser after the Closing that either or both Sellers have breached the aforesaid representations and warranties shall be made by Purchaser promptly after Purchaser has learned of such breach and, in all events, prior to the expiration of the applicable Survival Period by Purchaser delivering to Sellers written notice (a "Claim Notice") setting forth (i) a description in reasonable detail of the claimed breach or breaches, as applicable, (ii) the Section and subsection of this Agreement under which such claimed breach or breaches is asserted, (iii) Purchaser's good-faith calculation of the damages suffered by Purchaser by reason of such claimed breach or breaches, and (iv) all documents and written material upon which Purchaser asserts such claimed breach or breaches. TIME SHALL BE OF THE ESSENCE in respect of Purchaser's obligation to deliver to Sellers a Claim Notice in the manner herein provided within the Survival Period. Sellers shall have no liability for any claimed breach of the aforesaid representations and warranties until there shall be found to have existed pursuant to an order of a court of competent jurisdiction one or more breaches by Sellers of such representations or warranties. Notwithstanding the foregoing, with respect to the representations and warranties as to Space Leases set forth in Section 5.2 hereof, to the extent Sellers deliver to Purchaser an Estoppel (as hereafter defined) with respect to any Space Lease, the representations and warranties as to the matters expressly covered in such Estoppel shall be deemed deleted and shall not survive the Closing.

     6.   Title Matters Affecting the Property; Exceptions to Title.

          6.1 Sellers and Purchaser hereby agree that on the Closing Date, the Property shall not be subject to any liens, encumbrances, or other matters of record except the following matters (the "Permitted Exceptions"):

               6.1.1 All presently existing and future liens for unpaid real estate taxes and water and sewer charges not due and payable as of the date of Closing, subject to adjustment as hereinafter provided.

               6.1.2 All present and future zoning, building, environmental and other laws, ordinances, codes, restrictions and regulations of all governmental authorities having jurisdiction with respect to each the Property and all zoning variances and special exceptions, if any (collectively, "Laws and Regulations").

               6.1.3 All covenants, restrictions and rights and all easements and agreements for the erection and/or maintenance of water, gas, steam, electric, telephone, sewer or other utility pipelines, poles, wires, conduits or other like facilities, and appurtenances thereto, over, across and under the Property (collectively, "Rights"), provided that such Rights are (a) of record on the date hereof or (b) not of record and do not (i) materially adversely affect the continued use and enjoyment of the Property as currently used.

               6.1.4 Any state of facts which would be shown on or by an accurate current survey of the Property (collectively, "Facts"), provided that such Facts do not materially adversely affect the continued use and enjoyment of the Property as currently used.

               6.1.5 Rights of Space Lessees under the Space Leases.

               6.1.6 All Service Contracts set forth on Exhibit O and all renewals, replacements, extensions of same or additional service contracts that may hereafter be entered into in accordance with the terms of this Agreement.

               6.1.7 Consents by Sellers or any other owners or former owner of the Property for the erection of any structure or structures on, under or above any street or streets on which the Property may abut, provided that the same do not materially adversely affect the continued use and enjoyment of the Property as currently used.

               6.1.8 The matters set forth in Exhibit Q attached hereto and made a part hereof.

               6.2 Purchaser agrees, promptly upon the execution of this Agreement, at its sole cost and expense, to cause title to the Property to be examined by Title Associates, Inc. through Chicago Title Insurance Company (the "Title Company") and shall direct the Title Company to deliver copies of such title report (the "Title Report") to Sellers' attorney promptly upon receipt. Purchaser further agrees that not later than five (5) business days after Purchaser receives the Title Report, Purchaser will furnish to Sellers' attorneys a specification in writing (the "Title Report Objection Notice") of any exceptions to title to the Property set forth in the Title Report which Purchaser believes are not covered by the exceptions to title set forth in
Section 6.1 hereof. If, after giving the Title Report Objection Notice, Purchaser learns, through continuation reports to the Title Report or other written evidence, of any title defect(s) which Purchaser claims are not covered by Section 6.1 above, Purchaser shall give notice thereof to Sellers promptly after the date Purchaser learns of same. Any title insurance obtained by Purchaser in connection with the Closing hereunder in connection with the Property shall be obtained from the Title Company and one or more title companies selected by Purchaser to co-insure (up to 45%) the Company's Property Interest.

               6.3 If, on the Closing Date, the Company's Property Interest is subject to any material matters other than the Permitted Exceptions (other than the matters that Sellers shall cause to be satisfied or cured at or prior to the Closing as hereinafter provided in this Section), Purchaser shall be entitled to a credit against the Purchase Price in an amount equal to the reasonable cost to cure any such title defects; provided, however, that if the cost to cure such material matters is in excess of $500,000.00 (the "Threshold Amount"), Purchaser, at its option and subject to the right of Sellers to an adjournment as hereinafter provided, may elect to either (a) proceed with the Closing, in which case Purchaser shall receive a credit against the Purchase Price equal to the Threshold Amount, or (b) terminate this Agreement by written notice delivered on the scheduled date of Closing or before such date (in the case of exceptions that are not Permitted Exceptions and which exceptions
Sellers theretofore indicated they are unable or unwilling to cure). Notwithstanding the immediately preceding sentence, if the cost to cure title defects is in excess of the Threshold Amount, Sellers shall have the right to one (1) or more adjournments of the Closing as set forth in Section 4.2 hereof, in order to attempt to cure all or some of such title matters that are not Permitted Exceptions such that the Threshold Amount is no longer exceeded on the Closing Date, as so adjourned, and so long as the aggregate cost to cure any title objections on the Closing Date as so adjourned does not exceed the Threshold Amount, Purchaser shall be obligated to close hereunder and receive a credit in respect of the reasonably estimated cost to cure such title objections; if the aggregate cost to cure any title objections on the Closing Date as so adjourned still exceeds the Threshold Amount and Sellers are not entitled to any further adjournments hereunder or elect not to further adjourn the Closing, then Purchaser, at its option, may either (i) proceed with the Closing, in which case Purchaser shall receive a credit against the Purchase Price equal to the Threshold Amount, or (ii) terminate this Agreement by written notice delivered on the scheduled or before the re-scheduled Closing Date. If Purchaser elects to terminate this Agreement as permitted in this Section, (x) the Escrow Agent shall repay to Purchaser the Downpayment made by Purchaser, together with any interest earned thereon and (y) Sellers shall pay to Purchaser contemporaneously with such repayment of the Downpayment and interest the reasonable search charges imposed by the Title Company in connection with its examination of title to the Property (the "Title Cost"). This Agreement shall thereupon be deemed canceled and become void and of no further effect, and neither party shall have any obligations of any nature to the other hereunder or by reason hereof, except that the provisions of Sections 11.2.2, 17, 18, 24 and 28 hereof shall survive such termination. Except as otherwise expressly set forth in this Agreement, Sellers shall not be required to take or bring any action or proceeding or any other steps to remove any defect in or objection to title or to fulfill any condition or to expend any moneys therefor, nor shall Purchaser have any right of action against Sellers therefor, at law or in equity. Notwithstanding the foregoing, but in all events subject to the provisions of 6.6 hereof, to the extent that any of the following items are not Permitted Exceptions, Sellers shall on or prior to Closing pay, discharge or remove of record or cause to be paid, discharged or removed of record all of the following items (collectively, "Seller's Liens"):
(I) mortgages encumbering the Company's Property Interest (other than the mortgages securing the Greenwich Loan) and (II) any other lien encumbering the Company's Property Interest and/or either or both of the Membership Interests which are in liquidated amounts and which may be satisfied solely by the payment of money (including the preparation or filing of appropriate satisfaction instruments in connection therewith).

          6.4 Notwithstanding anything in Section 6.3 above to the contrary, Purchaser may at any time, at Purchaser's option, accept such title as exists on the Closing Date, without reduction of the Purchase Price or any credit or allowance on account thereof or any claim against Sellers, but the provisions of this Section 6.4 shall not be deemed to constitute a waiver of Purchaser's rights to any credits Purchaser may otherwise be entitled to under this Article 6.

          6.5 Notwithstanding anything to the contrary contained in Section 6.1 hereof, to the extent that there are any unpaid real estate taxes, assessments and water and sewer charges due and payable on the date of Closing encumbering the Company's Property Interest (as well as any outstanding interest and penalties thereon), Sellers may, at their option, either (a) satisfy same out of the Company's or Sellers' funds or from any appropriate bank accounts maintained by the Tenants-in-Common in respect of the Property (individually and collectively, the "Property Account"), (b) cause to be paid an amount equal to 65% of all such outstanding amounts to the appropriate taxing authority, or
(c) allow Purchaser a credit in respect of the Purchase Price in an amount equal to 65% of all such outstanding amounts, provided that official bills therefor with interest and penalties thereon figured to said date are furnished to or obtained by the Title Company at the Closing for payment thereof, in which case Sellers shall be deemed to have fulfilled their obligations hereunder with respect to real estate taxes, assessments and water and sewer charges in respect of the Property; provided, however, that if Sellers elect the option set forth in clause (b) or (c) of this Section 6.5, Purchaser shall have the right to elect to terminate this Agreement rather than proceed with the Closing, in which case Escrow Agent shall promptly thereafter return the Downpayment hereunder to Purchaser (or, if applicable, Sellers shall deliver any Downpayment Letter of Credit and/or Additional Downpayment Letters of Credit to Purchaser) and neither party shall have any further rights, duties or obligations hereunder, and this Agreement shall be of no further force and effect, except for the provisions of Sections 11.2.2, 17, 18. 24 and 28, which provisions shall survive such termination.

          6.6  Notwithstanding  anything to the contrary  contained in Sections
6.1 or 6.3 hereof, any liens for judgments or transfer, inheritance, estate, franchise, license or other similar taxes or any encumbrances or other title exceptions which would be grounds for Purchaser to reject title hereunder shall not be deemed an objection to title if any such liens encumber (a) only the tenancy-in-common interest of CTKG or (b) the tenancy-in-common interest of Nominee LLC solely as a result of the acts or omissions of 57th Associates. Notwithstanding anything to the contrary contained in Section 6.1 hereof, if the Company's Property Interest shall, at the time of Closing, be subject to any liens for judgments or transfer, inheritance, estate, franchise, license or other similar taxes or any encumbrances or other title exceptions which would be grounds for Purchaser to reject title hereunder, the same shall not be deemed an objection to title so long as (i) neither the Company nor the Sellers have knowingly and intentionally suffered or allowed to be placed on the Company's Property Interest any such lien, (ii) the Company shall have no personal liability for such lien and (iii) the Company shall have a cause of action against a third party for the removal of such lien, in which case Sellers shall have no obligation to pay, remove or cause to be removed any such lien, it being understood and agreed that if the conditions set forth in clauses (i), (ii) and (iii) shall not be satisfied, Sellers use all or a portion of the Purchase Price to satisfy the same and deliver to Purchaser and/or the Title Company at the Closing instruments in recordable form (and otherwise in form reasonably satisfactory to the Title Company in order to omit the same as an exception to any title policy being issued at the Closing to Purchaser or any mortgagee) sufficient to satisfy and discharge of record such liens and encumbrances together with the cost of recording or filing such instruments at regular rates without additional premium.

     7.    As Is;  Access to Property  During  Contract  Period;  Operation of
Property.

          7.1 Purchaser hereby acknowledges, represents, warrants and agrees to and with Seller as follows:

               7.1.1 Except as is expressly set forth in this Agreement to the contrary, Seller shall have no obligation hereunder to take any action with respect to the Property and Purchaser is expressly purchasing the Membership Interests based upon the existing condition of the Property, "AS IS, WHERE IS, AND WITH ALL FAULTS" with respect to all facts, circumstances, conditions and defects, including, without limitation, any violations and penalties of building, fire, sanitary, environmental, housing and similar laws and regulations (the "Violations") and, except as is expressly set forth in this Agreement to the contrary, Sellers have no obligation to determine or correct any such facts, circumstances, conditions, defects or Violations or to compensate Purchaser for same. Sellers have specifically bargained for the assumption by Purchaser of all responsibility to investigate the Property, Laws and Regulations, Rights, Facts, Space Leases, Service Contracts and Violations and of all risk of adverse conditions and has structured the Purchase Price and other terms of this Agreement in consideration thereof. Purchaser has undertaken all such investigations of the Property, Laws and Regulations, Rights, Facts, Space Leases, Service Contracts and Violations as Purchaser deems necessary or appropriate under the circumstances as to the status of the Property and based upon same, except as is expressly set forth in this Agreement to the contrary, Purchaser is and will be relying strictly and solely upon such inspections and examinations and the advice and counsel of its own consultants, agents, legal counsel and officers and Purchaser is and will be fully satisfied that, based upon the condition of the Property and the other assets of the Company, the Purchase Price is fair and adequate consideration for the Membership Interests and, by reason of all the foregoing except as is expressly set forth in this Agreement to the contrary, Purchaser assumes the full risk of any loss or damage occasioned by any fact, circumstance, condition or defect pertaining to the Property.

               7.1.2 Except as is expressly set forth in this Agreement to the contrary, Sellers hereby disclaim all warranties of any kind or nature whatsoever (including warranties of habitability and fitness for particular purposes), whether expressed or implied, including, without limitation, warranties with respect to the Membership Interests and the Property. Purchaser further acknowledges that, except as is expressly set forth in this Agreement to the contrary, Purchaser is not relying upon any representation of any kind or nature made by Sellers, or any of its employees or agents with respect to the Membership Interests and the Property, and that, in fact, no such representations were made except as expressly set forth in this Agreement.

          7.2 Purchaser and its authorized representatives, partners, agents, employees, licensees, contractors and consultants, upon giving Sellers reasonable prior notice of Purchaser's request, shall, from time to time have access to (a) the Property for the purpose of inspecting and conducting engineering and architectural studies, environmental inspections, appraisals, construction and renovation estimating and marketing and feasibility studies, and (b) all rent rolls, arrears reports and collection reports, Space Leases, Space Lease files, Service Contracts, Service Contract files, plans and specifications, permits, notices from governmental authorities and Employee records in respect of the Property and in Sellers' possession or control, provided that Purchaser shall (i) at all times be accompanied by a representative of Sellers when at the Property and (b) not materially interfere with the operation of the Property or materially disturb the occupancy of any Space Lessee. Purchaser hereby indemnifies and holds harmless Sellers, the Company, Nominee LLC and CTKG and their direct and indirect members from any and all claims, damage, liability, loss, cost and expense that arises in connection with all claims arising out of the acts of Purchaser, its authorized representatives, partners, agents, employees, licensees, invitees, contractors and consultants in connection with the exercise by Purchaser of its rights under this Section 7.2.

          7.3 Purchaser and its authorized representatives, partners, agents, employees, licensees, contractors and consultants, upon giving Sellers reasonable prior notice of Purchaser's request, shall, from time to time have access to all of the financial books and records with respect to the Property over which the Company or Sellers exercise possession and control, provided that Sellers expressly make no representation or warranty as to the accuracy of such financial books and records and Sellers shall not be liable for any errors or omissions with respect to such financial books and records, except that notwithstanding the foregoing, Sellers represent and warrant that they have no actual knowledge that such books and records contain any material inaccuracies.

          7.4 Until the Closing or earlier termination of this Agreement Sellers shall use commercially reasonable efforts to cause the Company and Newmark to (a) operate and maintain the Property in a manner consistent with the manner in which the Property has been operated and maintained prior to the date hereof and (b) not remove nor knowingly permit the removal from the Property of any of the personal property that constitutes the Property and that is owned by the Company and/or the Tenancy-in-Common, except in the ordinary course of business or unless such item is replaced with a similar item of comparable utility and value. In furtherance of the foregoing, until the Closing or earlier termination of this Agreement, Sellers shall use commercially reasonable efforts to cause the Company to exercise its rights under the TIC Agreement to cause the Property to be operated and maintained in a manner consistent with the manner in which the Property has been operated and maintained prior to the date hereof and to cause the Company and other
Co-Tenants to comply with the terms of the TIC Agreement; provided, however, that the failure of the other Co-Tenants to comply with the TIC Agreement shall not be deemed a breach hereunder by Sellers unless such failure otherwise constitutes a breach under this Agreement.

          7.5 Between the date hereof and the Closing Date or earlier termination of this Agreement, Sellers shall not permit the Company to extend the term of any Service Contract or to enter into any new or replacement Service Contracts without the express prior written consent of Purchaser, which consent shall not be unreasonably withheld or delayed, unless such Service Contract shall (a) be terminable on sixty (60) days or less prior written notice without the payment of any penalty or termination fee, and (b) not require any regularly scheduled payments under such Service Contract in excess of $25,000.00 per month. If Purchaser fails to respond to Sellers' request to enter into any new or replacement Service Contract under this Section within five (5) business days, Purchaser shall be deemed to have consented to such request of Sellers.

     8.   Apportionments, Adjustments and Credits.

          8.1 At the Closing, (a) the following items shall be apportioned, adjusted or credited between the parties as of 11:59 PM on the day preceding the date of Closing and (b) Sellers shall certify in writing to Purchaser that the information in respect of the apportionments provided by Sellers which is used as the basis for such apportionments is true and correct in all material respects. Any errors in the apportionments pursuant to this Article 8 shall be corrected by appropriate re-adjustment between Sellers and Purchaser post-closing, provided that notice of any such error, with supporting calculations, shall be given by Purchaser to Sellers or by Sellers to
Purchaser, as the case may be, no later than one hundred eighty (180) days after the Closing, if ascertainable within such period, it being understood and agreed that if any such items or errors are not determinable at Closing, the apportionment shall be made subsequent to Closing when the charge or error is determined. Except as otherwise specifically provided for herein, all apportionments shall be made in the manner recommended by the Customs in Respect to Title Closings of the Real Estate Board of New York, Inc., and there shall be no other apportionments or adjustments except as otherwise expressly provided herein. The items to be apportioned, adjusted and credited are:

               8.1.1 Sellers shall receive a credit in an amount equal to 65% of the amount by which (a) the aggregate cash balances in the Property Account on the date of Closing exceed (b) the amount of rents paid by Space Lessees in respect of the month of Closing or future months which comprise a portion of such aggregate cash balances in the Property Account; provided, however, that Sellers hereby agree that Sellers shall use commercially reasonable efforts to cause the aggregate cash balances in the Property Account not to be in excess of $3,000,000.00 on the Closing Date.

               8.1.2 Purchaser shall receive any credit against the Purchase Price that Purchaser may be entitled to under Article 6 hereof with respect to title matters.

               8.1.3 Purchaser shall receive a credit in an amount equal to 65% of all Tenant Improvement Allowances that have not been paid prior to the Closing Date.

               8.1.4 With respect to the Greenwich Loan, Sellers shall receive the following credits in respect of remaining funds in the following Reserve Accounts (as such term is defined in Section 18 of the Greenwich Loan Agreement (as defined in Section 11.1 hereof):

                     (a) A credit in an amount equal to 65% of the sum of (i) the funds remaining in the Leasing Security Deposit (as such term is defined in Section 18(a) of the Greenwich Loan Agreement) as of the Closing Date plus (ii) all interest earned thereon as of the Closing Date and not yet paid to the Company or the other Co-Tenants, whether or not such interest has been credited to such account as of the Closing Date;

                     (b) A credit in an amount equal to 65% of the sum of (i) the funds remaining in the Fifth and Sixth Floor Conversion Reserve (as defined in Section 18(b) of the Greenwich Loan Agreement) as of the Closing Date plus
(ii) all interest earned thereon as of the Closing Date and not yet paid to the Company or the other Co-Tenants, whether or not such interest has been credited to such account as of the Closing Date;

                     (c) A credit in an amount equal to 65% of the sum of (i) the funds remaining in the Leasing Reserve Account (as defined in Section 18(d) of the Greenwich Loan Agreement) as of the Closing Date plus (ii) all interest earned thereon as of the Closing Date and not yet paid to the Company or the other Co-Tenants, whether or not such interest has been credited to such account as of the Closing Date;

                     (d) A credit in an amount equal to 65% of the sum of (i) the funds remaining in the Replacement Reserve Account (as defined in Section 18(e) of the Greenwich Loan Agreement) as of the Closing Date plus (ii) all interest earned thereon as of the Closing Date and not yet paid to the Company or the other Co-Tenants, whether or not such interest has been credited to such account as of the Closing Date; and

                     (e) A credit in an amount equal to 65% of the sum of (i) any funds remaining in any capital improvement reserve account maintained in connection with the Greenwich Loan as of the Closing Date plus (ii) all interest earned thereon as of the Closing Date and not yet paid to the Company or the other Co-Tenants, whether or not such interest has been credited to such account as of the Closing Date.

               8.1.5 Purchaser shall receive a credit in an amount equal to 65% of all Payable Commissions that have not been paid prior to the Closing Date.

               8.1.6 Purchaser shall receive a credit in an amount equal to 65% of the reasonably estimated costs, as of the Closing Date, to substantially complete that portion of the 5th and 6th Floor Office Conversion not substantially completed as of the Closing Date. Notwithstanding anything to the contrary herein contained, at least ten (10) days and not earlier than twenty
(20) days prior to the Closing Date, Sellers will furnish Purchaser with a certification from the Co-Tenants' architect, engineer or consulting construction manager (a) estimating the cost to substantially complete that portion of the 5th and 6th Floor Office Conversion not substantially completed as of the Closing Date and (b) specifying all amounts expended in respect of the 5th and 6th Floor Office Conversion after the date hereof through the date of such certification ("Sellers' Estimate"). If Purchaser disagrees with Sellers' Estimate, Purchaser shall, within five (5) days of Purchaser's receipt of Sellers' Estimate, furnish Sellers with a certification from Purchaser's architect, engineer or consulting construction manager estimating the cost to substantially complete that portion of the 5th and 6th Floor Office Conversion not substantially completed as of the Closing Date ("Purchaser's Estimate"). If Purchaser does not submit a Purchaser's Estimate as provided herein, Purchaser's credit pursuant to this Section 8.1.6 shall be in an amount equal to 65% of Sellers' Estimate. If Purchaser submits a Purchaser's Estimate as provided herein, Purchaser's credit pursuant to this Section 8.1.6 shall nevertheless be in an amount equal to 65% of Seller's Estimate, except that if Purchaser's Estimate is more than 102% of Seller's Estimate, Purchaser shall have the right to cause the correct amount of such credit to be determined pursuant to binding arbitration by a single arbitrator appointed in accordance with the American Arbitration Association rules and procedures for binding arbitration. Such arbitrator shall be impartial and shall have not less than ten (10) years' experience in the County of New York in a calling related to the construction, renovation and improvement of class "A" office buildings. Within twenty (20) days following the appointment of such arbitrator each party shall attend a hearing before such arbitrator wherein each party shall submit a written report setting forth its determination of the correct amount of Purchaser's credit pursuant to this Section 8.6.1 with such information and evidence contained therein as the party submitting such report shall deem relevant. The arbitrator shall, within thirty (30) days following such hearing and submission of such evidence and information, render a decision as to what the reasonably estimated cost to substantially complete the 5th and 6th Floor Office Conversion was as of the Closing Date (the "Arbitrator's Estimate"). If the Arbitrator's Estimate is more than 102% of Sellers' Estimate, Sellers' shall pay to Purchaser within ten (10) days of notification of the arbitrator's decision 65% of the amount by which (y) the lesser of (1) Purchaser's Estimate and (2) the Arbitrator's Estimate exceeds (z) Sellers' Estimate, and Seller shall pay the fees of such arbitrator. If the Arbitrator's Estimate is 102% of or less than 102% of Seller's Estimate, Purchaser shall not be entitled to any additional credit pursuant to this Section 8.6.1 and Purchaser shall pay the fees of such arbitrator. For the purposes of this Section 8.1.6, the term
"substantial completion" or "substantially completed" or words of similar import shall be deemed to mean such stage of completion of the 5th and 6th Floor Conversion Work as shall leave not more than $25,000 of additional cost to complete the same.

               8.1.7 a. An amount equal to 65% of all fixed rents under Space Leases which are (i) collected prior to the Closing and (ii) applicable to the month (or other applicable collection period) in which the Closing occurs shall be apportioned between Sellers and Purchaser.

                     b. If, at the Closing, any fixed rents (including electricity, if applicable) are past due by any Space Lessee, and provided Sellers have delivered to Purchaser, in reasonable detail, a breakdown of all such past due amounts as of the Closing, Purchaser agrees that the first moneys received by it from such Space Lessee shall be disbursed as follows:

                         (i) First,  to  Sellers  and  Purchaser,  in an amount
equal to 65% of the fixed rents (including electricity, if applicable) for the month of Closing, shall be apportioned;

                         (ii) Next,  to Sellers,  in an amount  equal to 65% of
all other arrearage fixed rents (including electricity, if applicable) owing under the Space Lease or Space Leases pursuant to which the City University of New York leases space at the Property for all periods prior to the month in which the Closing occurs;

                         (iii)    Next   to    Purchaser    and    the    other
Tenants-in-Common in respect of all other fixed rents (including electricity, if applicable) owing by all such Space Lessees for any period after the month in which the Closing occurs, less the reasonable costs and expenses incurred by the Tenancy-in-Common in connection with the collection thereof which shall be allowed to Purchaser therefrom, until all such fixed rents have been paid in full; and

                         (iv) An amount  equal to 65% of the  balance,  if any,
less an amount equal to 65% of the reasonable costs and expenses incurred by the Tenancy-in-Common in connection with the collection thereof, to Sellers.

               Each party agrees to remit reasonably promptly to the other the amount of such rents to which such party is so entitled and to account to the other party monthly in respect of same. Sellers shall have the right from time to time for a period of one hundred eighty (180) days following the Closing, on reasonable prior notice to Purchaser, to review Purchaser's rental records with respect to the Property to ascertain the accuracy of such accountings. Purchaser shall have the right from time to time for a period of one hundred eighty (180) days following the Closing, on reasonable prior notice to Sellers, to review Sellers' rental records with respect to the Property to ascertain the accuracy of such accountings. The fixed rents (including electricity, if applicable) received by Sellers after the Closing shall be apportioned and remitted, if applicable, as hereinabove provided.

                     c. If the Closing shall occur prior to the time when any rental payments for fuel pass-alongs, so-called escalation rent or charges based upon real estate taxes, operating expenses, labor costs, cost of living increases or like items (collectively, "Overage Rent") is payable, then such Overage Rent for the applicable accounting period in which the Closing occurs shall be apportioned subsequent to the Closing. Purchaser shall pay over to Sellers, within thirty (30) days after Purchaser's receipt thereof, a prorated amount equal to 65% of all such Overage Rent received by the Tenancy-in-Common (less 65% of the reasonable costs and expenses incurred in the collection thereof incurred by the Tenancy-in-Common, which shall be allowed to Purchaser therefrom) based upon the portion of such accounting period which occurs prior to the Closing (to the extent not theretofore collected by the Company and/or Tenants-in-Common on account of such Overage Rent prior to Closing). In addition, Purchaser shall pay to Sellers 65% of all Overage Rent (less 65% of the reasonable costs and expenses incurred by the Tenancy-in-Common in the collection thereof which shall be allowed to Purchaser therefrom) payable subsequent to the Closing with respect to an accounting period which expired prior to the Closing, within thirty (30) days after receipt thereof by the Tenancy-in-Common, and shall, upon written request, account to Sellers in respect of the same. Sellers shall furnish to Purchaser all information with respect to the period prior to the Closing reasonably necessary for the billing of such Overage Rent. If, prior to Closing, Sellers shall collect any sums on account of Overage Rent or fixed rent for a year or other period, or any portion of such year or other period, beginning prior but ending on or after the Closing Date, such sum shall be apportioned at the Closing as of the date of Closing as aforesaid.

                     d. Overage Rent payable by Space Lessees based on an estimated amount and subject to adjustment or reconciliation pursuant to the related Space Leases subsequent to the Closing shall be apportioned as provided in Section 8.1.7(c) and shall be re-apportioned as and when the related Space Lessee's actual obligation for such Overage Rent is reconciled pursuant to the related Space Lease.

                     e. There shall be credited to Purchaser 65% of all prepaid fixed rent and Overage Rent for periods on and after the Closing Date.

     The provisions of this subsection 8.1.7 shall survive the Closing.

          8.1.8 An amount equal to 65% of all real estate taxes, unmetered water and sewer charges and vault charges, if any, and any and all other municipal or governmental assessments of any and every nature levied or imposed upon the Property, on the basis of the fiscal year or calendar year for which assessed shall be apportioned. If the Closing shall occur before the tax rate is fixed, the apportionment of taxes shall be upon the basis of the tax rate for the next preceding fiscal period applied to the latest assessed valuation. Promptly after the new tax rate is fixed for the fiscal period in which the Closing takes place, the apportionment of real estate taxes shall be recomputed.

          8.1.9 An amount equal to (a) 65% of all charges and fees due under telephone contracts, if any, and contracts for the supply to the Property of heat, steam, electric power, gas and light, if any, shall be apportioned between Sellers and Purchaser, and (b) 65% of all deposits, if any, made by the Tenancy-in-Common as security under any such public service contracts shall be credited to Sellers if such amounts remain on deposit after the Closing for the benefit of Purchaser).

          8.1.10 An amount equal to 65% of any charges or fees for transferable licenses and permits for the Property.

          8.1.11 An amount equal to 65% of any charges payable under Service Contracts shall be apportioned on the basis of the period covered by such payments, including, without limitation, charges in connection with the Employees including, without limitation, salary, bonuses, vacation and sick day allowances and pension or other benefit fund contributions.

          8.1.12 An amount equal to 65% of all fuel, if any, then stored at the Property shall be apportioned on the basis of the Tenancy-in-Common's last cost therefor, including sales tax, as evidenced by a written statement of the fuel oil supplier for the Property, which statement shall be conclusive as to quantity and cost, absent fraud.

          8.1.13 An amount equal to 65% of all other items customarily apportioned in connection with sales of similar property in the State of New York.

          8.2 If there is a water meter on the Property, Sellers shall endeavor to furnish a reading to a date not more than thirty (30) days prior to the Closing Date, and the unfixed meter charge and the unfixed sewer rent, if any, based thereon for the intervening time shall be apportioned on the basis of such last reading. If Sellers fails or are unable to obtain such reading, the Closing shall nevertheless proceed and the parties shall apportion an amount equal to 65% of the meter charges and sewer rents on the basis of the last reading and bill received by the Company or the Tenants-in-Common and the same shall be appropriately readjusted after Closing on the basis of the next subsequent bills. Unpaid water meter and other utility charges of Space Lessees under Space Leases at the Closing Date (whether such water and utility charges are determined by submetering or direct metering) shall not be an objection to title and Purchaser shall look solely to such Space Lessee for collection. The provisions of this Section 8.2 shall survive the Closing.

     9.   Closing Deliveries.

          9.1 At or prior to the Closing, Sellers shall make, have made or caused to be made, the following deliveries:

               9.1.1 Each Seller shall execute, acknowledge and deliver to Purchaser an instrument of assignment and assumption with respect to such Seller's Membership Interest in the form attached hereto as Exhibit R and made a part hereof (the "Assignments").

               9.1.2 To the extent that Sellers or the Company are actually in possession of any of the following documents and items, Sellers shall deliver the same to Purchaser (and with respect to any such deliveries that are documents, Sellers shall deliver executed originals of same, or, to the extent Sellers or the Company are not in possession of originals, copies of same) (a) with respect to the Property, any Space Leases, security deposits in respect of the Space Leases, correspondence and other records, if any, pertaining to such Space Leases and the Property, all keys to and all combinations to locks at the Property tagged for identification, licenses, permits, warranties and guarantees and plans and specifications with respect to the Property, and (b) with respect to the Tenancy-in-Common, the TIC Agreement. To the extent Sellers deliver copies of any documents under this subsection, Sellers shall certify that such copies are true, correct and complete copies.

               9.1.3 Each Seller shall deliver to Purchaser a certificate, duly executed and acknowledged by such Seller, in accordance with Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code").

               9.1.4 With respect to each of the Company, Associates LLC and Nominee LLC, Blackacre MM LLC shall deliver to Purchaser copies of their (a) certificate of formation, (b) operating agreement, (c) certificate of good standing dated not more than 15 days prior to the Closing Date, (d) qualification to do business in any jurisdiction which such entity has so qualified, (e) any consents of their respective members required under their operating agreements to the transaction contemplated herein, and (f) resolutions authorizing the transaction contemplated herein, which shall be accompanied by a certification signed by the managing member or secretary or assistant secretary of such Seller certifying that such copies are true, complete and correct.

               9.1.5 With respect to 57th Associates, Blackacre MM LLC shall deliver to Purchaser copies of its (a) business certificate and any amendments thereto, to the extent such documents have heretofore been filed in New York County, and (b) partnership agreement and any amendments thereto, to the extent the Company or either Seller has such documents in their possession, which shall be accompanied by a certification signed by the managing member or secretary or assistant secretary of such Seller, certifying that, to the best of such person's knowledge, such copies are true, complete and correct.

               9.1.6 Sellers shall deliver to Purchaser estoppel certificates (individually, an "Estoppel" and, collectively, the "Estoppels") dated after the date of this Agreement either (a) in the form attached hereto as Exhibit S attached hereto and made a part hereof, or (b) in the event any Space Lessee's Space Lease provides for the form of Estoppel that such Tenant shall be required to deliver to the landlord under such Space Lease as set forth the matters to be contained in such as Estoppel in connection with a sale and/or ground lease and/or mortgaging of all or any part of the Property, then an Estoppel in such form or containing those matters with respect to such Space Lessee, executed and delivered by the Space Lessees, provided that Sellers shall only be required hereunder to deliver to Purchaser at the Closing Estoppels from Space Lessees under Space Leases occupying at least 65% of the rentable square feet at the Property and included in such Estoppels shall be Estoppels from the following three (3) Space Lessees: (i) BMW, (ii) City University of New York, and (iii) Columbia Broadcasting System.

               9.1.7 If Greenwich Capital is required to deliver an estoppel certificate under the Greenwich Loan Documents (as hereafter defined) in connection with the Greenwich Loan in respect of the transaction contemplated hereunder, then Sellers shall deliver to Purchaser an estoppel certificate executed by Greenwich Capital in respect of the Greenwich Loan in the form set forth in the Greenwich Loan Documents, or if no form is set forth therein, in such form as Greenwich Capital shall agree to deliver.

               9.1.8 To the extent that the material underlying facts with respect to any of Sellers' representations and warranties in Sections 5.1 and
5.2 hereunder have changed, a certificate of Sellers setting forth all such material changes to such representations and warranties.

               9.1.9 Sellers shall deliver to Purchaser a balance sheet of the Company which has been audited by David Berdon & Company and is dated and covers the financial position of the Company as of a date no earlier than fifteen (15) days prior to the Closing, which audited balance sheet shall show no material change in the assets and liabilities of the Company as reflected on the Company's Balance Sheet dated as of August 31, 1998 attached as Schedule 1 except for those liabilities incurred in the ordinary course of business of the Company since August 31, 1998. At Closing, Seller shall certify to Purchaser that the Company has not incurred any liabilities except as reflected on such audited balance sheet other than those liabilities incurred in the ordinary course of business of the Company since the date thereof. Such audited balance sheet shall be prepared on the same basis as the Company's Balance Sheet.


          9.2 At or prior to the Closing, Purchaser shall make, have made or caused to be made, the following deliveries:

               9.2.1 Purchaser shall pay the balance of the Purchase Price required pursuant to Section 3.2. hereof.

               9.2.2 Purchaser shall deliver to Sellers (a) if Purchaser is a corporation, copies of Purchaser's (i) certificate of incorporation, (ii) by-laws, (iii) resolutions of its board of directors authorizing the transaction contemplated by this Agreement and (iv) a good standing certificate dated not more than fifteen (15) days prior to the Closing Date, (b) if Purchaser is a limited partnership, (i) copies of Purchaser's certificate of limited partnership, (ii) resolutions of the general partner of Purchaser authorizing the transaction contemplated by this Agreement, (iii) consents of Purchaser's partners, if required under Purchaser's agreement of limited partnership and (iv) a good standing certificate dated not more than fifteen
(15) days prior to the Closing Date, (c) if Purchaser is a limited liability company, Purchaser's (i) certificate of formation, (ii) operating agreement,
(iii) good standing certificate dated not more than fifteen (15) days prior to the Closing Date, (iv) any consents of Purchaser's members required under the operating agreement to the transaction contemplated herein and (v) resolutions authorizing the transaction contemplated herein, which documents shall be accompanied by a certification signed by a secretary, assistant secretary, managing member, or general partner, as the case may be, certifying that such copies are true, complete and correct.

          9.3 Sellers and Purchaser, at the Closing, shall prepare, execute and deliver to each other, subject to all the terms and provisions of this Agreement, the following documents:

               9.3.1 An amendment to the Company's operating agreement and certificate of formation, if required, pursuant to which Purchaser shall be admitted as a member of the Company and Sellers withdraw as members of the Company in the form attached hereto as Exhibit T and made a part hereof.

               9.3.2 Combined Real Estate Transfer Tax Return and Credit Line Mortgage Certificate, Form TP-584.

               9.3.3 New York City Department of Finance Real Property Transfer Tax Return.

               9.3.4 Sellers and/or Purchaser shall execute and deliver those documents required to be executed and delivered pursuant to Article 13 hereof.

               9.3.5 Sellers and Purchasers shall execute and deliver such other instruments and documents as may be (a) set forth in Articles 12 and 13, and (b) reasonably required to effectuate the assignment of the Membership Interests to Purchaser and the admission of Purchaser as a member of the Company.

     10.  Conditions to Closing Obligations.

          10.1 Notwithstanding anything to the contrary contained herein, the obligation of Sellers to close title in accordance with this Agreement is expressly conditioned upon the fulfillment by and as of the time of Closing of each of the conditions listed below, provided that Sellers, at their election, evidenced by written notice delivered to Purchaser at or prior to the Closing, may waive any of such conditions:

               10.1.1 Purchaser shall have executed and delivered to Sellers all of the documents, shall have paid all sums of money and shall have taken or caused to be taken all of the other action required of Purchaser in this Agreement.

               10.1.2 All representations and warranties made by Purchaser in this Agreement shall be true and correct in all material respects as of the date of Closing.

               10.1.3 The Greenwich Consent (as hereinafter defined) shall have been obtained.

          10.2 Notwithstanding anything to the contrary contained herein, the obligation of Purchaser to close title in accordance with this Agreement is expressly conditioned upon the fulfillment by and as of the time of the Closing of each of the conditions listed below, provided that Purchaser, at its election, evidenced by written notice delivered to Sellers at or prior to the Closing, may waive all or any of such conditions:

               10.2.1 Sellers shall have executed and delivered to Purchaser all of the documents, and shall have taken or caused to be taken all of the other action, required of Sellers under this Agreement.

               10.2.2 All representations and warranties made by Sellers in this Agreement shall be true and correct in all material respects as of the Closing Date, except that to the extent the facts underlying such representations may have changed as of the Closing, and Sellers shall have represented in the certificate delivered pursuant to subsection 9.1.8 such changed facts and circumstances, provided, however, that if on the Closing Date, any such representations and warranties are not true and correct in all material respects, Purchaser shall in any event be required to close hereunder and purchase the Membership Interests unless the breach of any representations and warranties will have, in the aggregate, a "material adverse effect" (as such time is defined below). If Purchaser is required to close hereunder because Sellers breach or breaches of their representations and warranties do not, in the aggregate, have a "material adverse effect," Purchaser shall be entitled to receive a credit in respect of the Purchase Price in the amount of the reasonably estimated cost to cure such breach or breaches and/or the reasonably estimated diminution in value of the Membership Interests to Purchaser caused by such breach or breaches, in an amount not to exceed $750,000.00. If any breach of Sellers' representations and warranties do have, in the aggregate, a "material adverse effect," Purchaser may elect in any event to close hereunder and acquire the Membership Interests, in which event Purchaser shall be entitled to a credit in respect of the Purchase Price in the amount of $750,000.00. The term "material adverse effect" as used in this Agreement shall mean a material adverse effect on the results of operations or financial condition of the Company and/or Associates LLC in an amount greater than $750,000.00.

               10.2.3 The Greenwich Consent shall have been obtained.

               10.2.4 As of the Closing Date, there shall have been no material liabilities incurred by the Company since the date of the Company's Balance Sheet (either individually or in the aggregate) and there shall have been no material liabilities incurred by Associates LLC since the date of Associates LLC's Balance Sheet (either individually or in the aggregate), except those incurred in the ordinary course of business.

               10.2.5 In the event Purchaser elects to obtain title insurance from the Title Company in connection with its acquisition of the Membership Interests, the Title Company shall be willing to insure title to the Purchaser's interest in the Property, pursuant to an ALTA 1992 Owner's Policy of Title Insurance in the amount of the Purchase Price at regular rates and without additional premium (which shall be deemed to include the cost of any endorsements to title requested by Purchaser), subject only to the Permitted Exceptions (including, without limitation, the documents evidencing and/or securing the Greenwich Loan) and as otherwise provided in this Agreement. In connection with any such title policy being issued by the Title Company, the Title Company shall, at Purchaser's request, be willing to provide to Purchaser a non-imputation endorsement to such policy at standard rates for such endorsement (which cost shall be payable by Purchaser) upon receipt of a Non-Imputation Affidavit (the "Non-Imputation Affidavit") in the form attached hereto as Exhibit U and made a part hereof, and Sellers hereby agree to execute and deliver such Non-Imputation Affidavit.

     11.  Consent of Mortgagee.

          11.1 Reference is made to that certain first mortgage loan made by Greenwich Capital Financial Products, Inc. ("Greenwich Capital"), as lender, to the Company, Nominee LLC and CTKG, as borrowers, in the original principal amount of $45,000,000 (the "Greenwich Loan"), evidenced and/or secured by, among other things, that certain (a) Consolidated, Amended and Restated Mortgage Note, dated as of October 31, 1997, in the original principal amount of $45,000,000.00 given by the Co-Tenants, as makers, in favor of Greenwich Capital, as payee (the "Greenwich Note"), (b) Loan Agreement, dated as of October 31, 1997, between Co-Tenants, as borrowers, and Greenwich Capital, as lender (the "Greenwich Loan Agreement"), (c) Agreement of Confirmation, Reaffirmation, Consolidation and Modification of Mortgage and Note (Fee), dated as of October 31, 1997, given by the Co-Tenants, as mortgagors, in favor of Greenwich Capital, as mortgagee, recorded in the Office of the City Register of New York County (the "Register's Office") on August 28, 1998, in Reel 2692, Page 914, which together with the mortgages consolidated therein, as more particularly set forth therein, encumbers the Co-Tenants' interest in the Property (the "Greenwich Mortgage"), (d) Assignment of Leases and Rents, dated as of October 31, 1997, between the Co-Tenants, as assignors, and Greenwich Capital, as assignee, recorded in the Register's Office on August 28, 1998, in Reel 2692, Page 993 (the "Greenwich Assignment of Leases"), (e) Cash Collateral Account Security, Pledge and Assignment Agreement, dated as of October 31, 1997, between the Co-Tenants, as borrowers, and Greenwich Capital, as lender (the "Greenwich Cash Collateral Agreement"), (f) Hazardous Material Guaranty and Indemnification Agreement, dated as of October 31, 1997, given by the Co-Tenants in favor of Greenwich Capital (the "Greenwich Indemnity" and, together with the Greenwich Note, the Greenwich Loan Agreement, the Greenwich Mortgage, the Greenwich Assignment of Leases and the Greenwich Cash Collateral Agreement, and all of the other documents and instruments evidencing and/or securing and/or otherwise delivered in connection with the Greenwich Loan, the "Greenwich Loan Documents").

          11.2 Sellers have informed Purchaser that under the Greenwich Loan Documents, the consent and approval of Greenwich Capital is required in connection with the assignment and sale of the Membership Interests. It shall be a condition precedent to Sellers' and Purchaser's obligation hereunder that the consent of Greenwich Capital be obtained on or prior to the date of Closing. Sellers shall use commercially reasonable, good faith efforts to obtain the consent of Greenwich Capital to the sale of the Membership Interests to Purchaser in accordance with the terms hereof, including, without limitation, the provisions of Article 13 (the "Greenwich Consent") on or before the date that is twenty-one (21) days from the date hereof (such date being hereinafter referred to as the "Greenwich Consent Election Date"), which Greenwich Consent shall be subject only to (a) the payment of any fees, costs and expenses imposed by Greenwich Capital in connection therewith, (b) the preparation, execution and delivery of appropriate documentation required by Greenwich Capital in connection with the sale and purchase of the Membership Interests (including, without limitation, any legal opinions that may be required in connection therewith), and (c) compliance with other customary applicable terms and conditions imposed by Greenwich Capital in connection therewith (including the manner in which Purchaser or the entity or entities taking title to the Membership Interests are structured). Purchaser shall cooperate fully with Sellers in obtaining such consent and promptly comply with all customary and commercially reasonable requests of Greenwich Capital in connection therewith, including, without limitation, the execution and delivery of any documents that Greenwich Capital or its attorneys may reasonably require as a condition to granting the Greenwich Consent and the compliance by Purchaser with any changes to the organizational documents of Purchaser or the entities Purchaser may designate as permitted hereunder to take title to the Membership Interests; provided, however, that in connection with obtaining the Greenwich Consent, the following terms and conditions shall apply:

               11.2.1 Except as expressly provided in Section 11.2.2, neither Sellers nor Purchaser shall be obligated to pay any fees, costs or expenses of any kind whatsoever to Greenwich Capital or any other third party or expend any sums in respect of obtaining the Greenwich Consent;

               11.2.2 Sellers shall pay the legal fees and disbursements of the attorneys for Greenwich Capital in an amount not to exceed $5,000.00 in connection with obtaining the Greenwich Consent and Purchaser shall pay all additional legal fees and disbursements of the attorneys for Greenwich Capital in connection with obtaining the Greenwich Consent and Purchaser's own legal fees and disbursements in connection with obtaining the Greenwich Consent;

               11.2.3 Purchaser shall not be obligated to execute and deliver any document in connection with the Greenwich Consent either in Purchaser's individual capacity or on behalf of the Company if such document would impose upon Purchaser or the Company obligations in excess of those imposed upon Sellers and the Company under the Greenwich Loan Documents as of the date hereof;

               11.2.4 Sellers shall not be obligated to accept any consent to the transaction hereunder unless such consent or other documentation executed and delivered in connection therewith provides that Sellers and the principals of Sellers, as well as any guarantors in respect of Sellers' obligations under the Greenwich Loan Documents, shall be released from any further obligations or liability under the Greenwich Loan Documents on and after the date of the Closing; and

               11.2.5 Purchaser shall, if required as a condition to the granting of the Greenwich Consent, form one or more Affiliates or restructure one or more Affiliates, to act as assignees hereunder to take title to the Membership Interests as "bankruptcy remote" entities in accordance with the customary requirements of Greenwich Capital and its attorneys.

               11.3 In the event the Greenwich Consent is not obtained on or prior to the Greenwich Consent Election Date, either Purchaser or Sellers may at any time thereafter, at their respective options, elect to terminate this Agreement by sending written notice to the other party of such election to terminate (the "Greenwich Termination Notice"), in which event this Agreement shall be deemed automatically terminated, Escrow Agent shall promptly thereafter return the Downpayment hereunder to Purchaser and neither party shall have any further rights, duties or obligations hereunder, and this Agreement shall be of no further force and effect, except for the provisions of Sections 11.2.2, 17, 18, 24 and 28, which provisions shall survive such termination. Notwithstanding the foregoing, in the event the Greenwich Consent is obtained after the Greenwich Consent Election Date, but prior to (a) the Closing Date, and (b) the giving of the Greenwich Termination Notice by Purchaser and/or Sellers, then Purchaser and Sellers shall be deemed to have waived the right to terminate this Agreement provided in this Section.

          11.4 With respect to the Greenwich Loan, Sellers hereby represent and warrant to Purchaser as follows:

               11.4.1 The Greenwich Loan Documents are in full force and effect and that the Company has not received any notice of any defaults thereunder and, to the best of Sellers' actual knowledge, neither the Company nor the other Co-Tenants are in default under the Greenwich Loan Documents.

               11.4.2 The Company has not entered into nor agreed to any modification of the Greenwich Loan Documents.

               11.4.3 The outstanding principal balance under the Greenwich Loan Documents is not in excess of $45,000,000.00.

               11.5 With respect to the Greenwich Loan, Sellers hereby agree that until the Closing Date or earlier termination of this Agreement, with the express prior written consent of Purchaser, Sellers shall not (a) permit the Company to enter into any modification of any of the Greenwich Loan Documents or (b) permit the Company to exercise the right to convert the Greenwich Loan to long term fixed rate financing as permitted under the Greenwich Loan Documents.

               11.6 The obligations of the Company under the Greenwich Loan Documents shall survive the closing of title to the Membership Interests and there shall be no adjustment in the Purchase Price of any kind whatsoever in respect of the Greenwich Loan (including on account of any amortization of the outstanding principal balance of the Greenwich Loan which results in such outstanding principal balance being reduced below $45,000,000.00), Purchaser, in determining the Purchase Price and agreeing to same, having taken into account the continuing obligations of the Company and the other Co-Tenants and the lien against the Property created by the Greenwich Mortgage, the Greenwich Assignment of Rents and the other Greenwich Loan Documents.

               11.7 The  representations and warranties of Sellers contained in
Section 11.4 shall survive the Closing; provided, however, that to the extent Sellers deliver to Purchaser the estoppel described in Section 9.1.7, the representations and warranties as to the matters expressly covered therein shall be deemed deleted and shall not survive the Closing.

     12.  BMW Purchase Option

          12.1 Reference is made to that certain Lease, dated as of May 1, 1996, between Kaufman Newmark Realty Corporation, as Agent for 555 W. 57th Associates, as landlord, and BMW, as tenant, as amended by (a) a Supplemental Agreement to Lease, dated as of May 1, 1996, (b) a First Amendment to Lease, dated as of August 7, 1997 and (c) an Agreement of Confirmation of Delivery of Possession, dated as of August 7, 1997 (such Lease, as so amended, being referred to herein as the "BMW Lease"), pursuant to which BMW leases certain premises at the Property as more particularly set forth in the BMW Lease (the "BMW Premises"). Pursuant to Article 40 of the BMW Lease, BMW has the right to purchase the BMW Premises and, in connection therewith, to cause the Co-Tenants, as landlords under the BMW Lease, to convert the Property into a condominium containing a separate commercial condominium unit for the BMW Premises (such rights as are contained in Article 40 of the BMW Lease being referred to herein as the "BMW Purchase Option"), which BMW Purchase Option shall terminate on February 1, 1999 (the "BMW Option Termination Date"), if not exercised or waived by BMW prior to such date.

          12.2 If (a) BMW has waived the BMW Purchase Option in writing in form and substance reasonably satisfactory to Purchaser and otherwise sufficient for the Title Company to omit the BMW Purchase Option as an exception from any title policy it may issue to Purchaser in connection with the acquisition of the Membership Interests or (b) BMW has taken no action with respect to the BMW Purchase Option by the Closing Date and the Closing Date is on or after April 1, 1999, there shall be no reduction in the Purchase Price at the Closing in respect of the BMW Purchase Option, and the further provisions of this Article 12 shall be of no further force and effect.

          12.3 If BMW has duly exercised the BMW Purchase Option prior to the BMW Option Termination Date, on the Closing Date the Purchase Price (and, therefore, the applicable amount payable pursuant to Section 3.2.2) shall be reduced by an amount equal to $4,000,000.00 (the "BMW Price Adjustment"); provided, however, that if the Closing Date has occurred prior to BMW's exercise of the BMW Purchase Option, the provisions of Section 12.6(a) shall apply.

          12.4 If (a) after the BMW Option Termination Date but prior to April 1, 1999 BMW has asserted in writing either that it (i) has theretofore duly exercised the BMW Purchase Option prior to the BMW Option Termination Date or
(ii) remains entitled under applicable law to and does duly and timely exercise the BMW Purchase Option (a "BMW Option Assertion") and (b) the Closing Date is prior to April 1, 1999, the provisions of Section 12.6(b) shall apply.

          12.5 If (a) BMW has taken no action with respect to the BMW Purchase Option by the Closing Date and the Closing Date is prior to April 1, 1999 and
(b) there shall occur a BMW Option Assertion, there shall be no reduction in the Purchase Price at the Closing in respect of the BMW Purchase Option, and the provisions of Section 12.6(b) shall apply.

          12.6 Notwithstanding anything to the contrary herein contained, Purchaser shall be entitled to receive a return of a portion of the Purchase Price from Sellers (a) in the case of the proviso contained in Section 12.3, in an amount equal to the BMW Price Adjustment or (b) in the case of Sections 12.4 or 12.5, as applicable, in an amount equal to the lesser of (i) the BMW Price Adjustment or (ii) the diminution in value of Purchaser's investment in the Membership Interests as a result of BMW's exercise of the BMW Purchase Option, taking into account all consideration payable by BMW in connection therewith and any cost to Purchaser in effecting a BMW Settlement (as hereinafter defined) (the "BMW Settlement Adjustment"), in the event that there shall occur a BMW Option Assertion after the BMW Option Termination Date but prior to April 1, 1999 and BMW shall have been determined pursuant to an order of a court of competent jurisdiction to have duly and timely exercised the BMW Purchase Option (together with Seller's obligations under subdivision (a) above, "Seller's Refund Obligation"). Blackacre Capital Partners, L.P., by execution of this Agreement at the foot hereof, hereby guarantees to Purchaser payment (and not merely the collectibility of) Seller's Refund Obligation as and when required pursuant to this Section 12.6. Purchaser shall use all commercially reasonable efforts to defend any BMW Option Assertion and prosecute any litigation arising therefrom, with counsel designated by Purchaser, and may, in its reasonable judgment, settle the same without Sellers consent (the "BMW Settlement"); provided, however, that if there shall occur a BMW Settlement, Purchaser shall provide written notice to Sellers (the "BMW Settlement Notice")
(i) setting forth a reasonably detailed explanation of the terms and conditions of the BMW Settlement, (ii) containing copies of all settlement documents executed in connection therewith and (iii) setting forth the portion of the BMW Price Adjustment to which Purchaser believes, in good faith, it is entitled as the BMW Settlement Adjustment (the "BMW Proposed Settlement Adjustment"). If Sellers accept the BMW Proposed Settlement Adjustment as the BMW Settlement Adjustment, the BMW Proposed Settlement Adjustment shall constitute the BMW Settlement Adjustment and Sellers shall pay to Purchaser Seller's Refund
Obligation within ten (10) days of Seller's receipt of the BMW Settlement Notice. If Sellers do not accept the BMW Proposed Settlement Adjustment as the BMW Settlement Adjustment, the parties shall attempt to agree upon the amount of the BMW Settlement Adjustment for a period of thirty (30) days. If, after such thirty (30) day period, Purchaser and Sellers are still unable to agree on the amount of the BMW Settlement Adjustment, Sellers shall have the right to cause the amount of the BMW Settlement Adjustment to be determined pursuant to binding arbitration pursuant to Section 12.7 below and Sellers shall pay to Purchaser the BMW Settlement Adjustment within ten (10) days of Purchaser being notified of such determination.

          12.7 In the event that Sellers shall be entitled to arbitration under this Article with respect to the BMW Settlement Adjustment, the BMW Settlement Adjustment shall be determined by a single arbitrator appointed in accordance with the American Arbitration Association rules and procedures. Such arbitrator shall be impartial and shall have not less than ten (10) years' experience in the County of New York in a calling related to the management of commercial real estate and/or the appraisal of commercial property, including significant experience in managing and/or appraising class "A" office buildings and the fees of such arbitrator shall be shared equally by Sellers and Purchaser. Within twenty (20) days following the appointment of such arbitrator each party shall attend a hearing before such arbitrator wherein each party shall submit a written report setting forth its determination of the BMW Settlement Adjustment with such information and evidence contained therein as the party submitting such report shall deem relevant. The arbitrator shall, within thirty (30) days following such hearing and submission of such evidence and information, render a decision by either selecting the BMW Settlement Adjustment submitted by either party or determining a different value that the arbitrator believes more accurately reflects the BMW Settlement Adjustment and the decision of such arbitrator shall be final and binding upon the parties hereto.

          12.8 The provisions of this Article 12 shall survive the Closing.


     13.  Ford Note.

          13.1 Subject to the provisions of the Greenwich Consent, at the Closing, Sellers shall cause the Company to assign its right, title and interest in the Ford Note to Sellers, and shall cause Associates LLC to assign its right to receive its pro rata share of all payments of interest and principal under the Ford Note to Sellers. At the Closing, subject to the provisions of the Greenwich Consent, Sellers and/or Purchaser shall, as indicated below, execute and deliver the following documents:

               13.1.1 A License Agreement (the "License Agreement") executed and delivered by Sellers and Purchaser (or its designee(s)) in the form attached hereto as Exhibit V and made a part hereof.

               13.1.2 A Subordinate Assignment of Interest in Note and Rights to Receive Distributions (the "Subordinate Assignment") executed and delivered by Sellers and Purchaser (or its designee(s)) in the form attached hereto as
Exhibit V-1 and made a part hereof.

               13.1.3 A UCC-1 Financing Statement executed and delivered by Sellers in the form attached hereto as Exhibit V-2 and made a part hereof.

               13.1.4 To the extent Greenwich Capital is obligated under the Greenwich Loan Documents to pay to the Company and the other Co-Tenants any monies received by it in respect of the Ford Note, a letter of direction executed and delivered by Sellers to Greenwich Capital to pay 65% of all such monies to Purchaser (or its designee(s)).

               13.1.5 Sellers and Purchaser (or its designee(s)) shall deliver such other documents as Purchaser or Sellers shall reasonably request to effectuate the intent of the provisions of this Article 13 and the other documents being executed and delivered pursuant to this Article 13.

          13.2 If the Company or Associates LLC shall receive any payments of interest and/or principal under the Ford Note prior to the Closing Date, after the Closing, Sellers shall cause such monies to be held in trust for Purchaser (or its designee(s)) and to be paid over to Purchaser (or its designee(s)) pursuant to the terms of the License Agreement.

          13.3 If the holder of the Greenwich Loan delivers physical possession of the Ford Note to Sellers upon payment in full of the Greenwich Loan, or otherwise, Sellers shall deliver the same to Purchaser or as Purchaser may direct and execute an allonge of the Ford Note in favor of Purchaser, without representation, warranty or recourse, except as expressly provided herein.

          13.4 Until such time as the Ford Note is paid in full, Sellers shall maintain their existence. Until that date that is one (1) year after the Ford
Note is paid in full, Purchaser shall, from time to time, within ten (10) business days of Sellers' written demand, reimburse and pay to Sellers the actual out-of-pocket administrative expenses incurred by Sellers in maintaining the existence of Sellers (including, without limitation, those costs incurred by Sellers in connection with complying with all laws applicable to limited liability companies, all accounting fees in respect of Sellers' tax returns, franchise taxes, legal fees incurred in connection with any annual mandatory or desirable compliance or administrative matters, such as mandatory annual meetings and maintaining minutes in connection therewith and all similar requirements) and all costs and expenses incurred by Sellers pursuant to and in order to comply with their obligations under the License Agreement and/or the Subordinate Assignment. The provisions of this Section 13.3 shall survive the Closing.


     14.  Confidentiality.

          Until the date on which the Greenwich Consent is obtained, Purchaser covenants and agrees that it shall not communicate the terms or any aspect of
(a) this Agreement and the transactions contemplated hereby, (b) that certain Letter Agreement, dated September 23, 1998, between SL Green Realty Corp. and Blackacre Capital Management, LLC, Re: Acquisition of Ownership Interests in 555 West 57th LLC, to any person or entity and shall hold, in the strictest confidence, the content of any and all information in respect of the Property and the Company which is supplied by Sellers to Purchaser, without the express written consent of Seller, in Seller's sole discretion. Prior to the date on which the Greenwich Consent is obtained, Purchaser may, without Sellers' consent, disclose the terms hereof and the transactions contemplated hereby (a) to Purchaser's advisors, consultants, attorneys, accountants and lenders (the "Purchaser Parties") without the express written consent of Sellers, provided that any such Purchaser Parties to whom disclosure is made shall also agree to keep all such information confidential in accordance with the terms hereof, and
(ii) if Purchaser is required to disclose same by law or by regulatory or judicial process or pursuant to any regulations promulgated by the New York Stock Exchange; provided that in such event Purchaser shall notify Sellers in writing of such required disclosure, shall exercise all commercially reasonable efforts to preserve the confidentiality of the confidential documents or information, as the case may be, including, without limitation, reasonably cooperating with Sellers to obtain an appropriate order or other reliable assurance that confidential treatment will be accorded such confidential documents or information, as the case may be, by such tribunal and shall disclose only that portion of the confidential documents or information which it is legally required to disclose. If this Agreement is terminated such confidentiality shall be maintained and Purchaser and the Purchaser Parties will destroy or deliver to Seller, upon request, all documents and other materials, and all copies thereof, obtained by Purchaser and the Purchaser Parties in connection with this Agreement that are subject to such confidence, with any such destruction confirmed by Purchaser and the Purchaser Parties to Sellers in writing. The foregoing confidentiality obligations shall not apply to the extent that any such information is a matter of public record or is provided in other sources readily available to the real estate industry other than as a result of disclosure by Purchaser or the Purchaser Parties. Purchaser hereby indemnifies Sellers against, and holds Sellers harmless from, any and all claims, losses, damages, liabilities and expenses (including, without limitation, attorneys' fees) arising in connection with Purchaser's obligations under this Article 14. In the event the Greenwich Consent is not obtained, Purchaser shall be bound by the provisions of this Article 14 even after the termination of this Agreement. The provisions of this Article 14 shall survive Closing.

     15.  Limitation on Liability of Parties.

          15.1 In the event Purchaser shall default in the performance of Purchaser's obligations under this Agreement and the Closing does not occur as a result thereof, Sellers' sole and exclusive remedy shall be, and Sellers shall be entitled, to retain the Downpayment and any interest earned thereon as and for full and complete liquidated and agreed damages for Purchaser's default, or draw down on any Downpayment Letter of Credit and/or Additional Downpayment Letters of Credit, if applicable, and Purchaser shall be released from any further liability to Sellers hereunder, except that the provisions of Articles 11.2.2, 17, 18, 24 and 28 hereof shall survive.

          15.2 In the event that Sellers shall default in the performance of Sellers' obligations under this Agreement, Purchaser's sole and exclusive remedy shall be, and Purchaser shall be entitled, to either (a) instruct the Escrow Agent to pay to Purchaser the Downpayment with the interest earned thereon, if any, and receive from Sellers the Title Cost upon which Sellers shall be released from any further liability to Purchaser hereunder, except that the provisions of Articles 11.2.2, 17, 18, 24 and 28 hereof shall survive or (b) seek specific performance of Sellers' obligations hereunder including, in either of which events Sellers shall in no event whatsoever be liable to Purchaser for damages of any kind whatsoever; provided, however, if Sellers default shall be the inability to deliver the Estoppels under Section 9.1.7, Purchaser's shall not be entitled to specific performance of such obligation of Sellers; and provided, further, however, that Sellers hereby agree to use commercially reasonable efforts to obtain the Estoppels required under Sections
9.1.6 and 9.1.7.

     16.  Fire or Other Casualty; Condemnation.

          16.1 Sellers agree (a) to cause the Company and the other Co-Tenants to maintain the property insurance policy or policies in respect of the Property, including fire and extended coverage and (b) to give Purchaser reasonably prompt notice of any fire or other casualty occurring at the Property of which Sellers obtains knowledge, between the date hereof and the date of the Closing, or of any actual or threatened in writing condemnation of all or any part of the Property of which Sellers obtains knowledge.

          16.2 If prior to the Closing there shall occur (a) damage to the Property caused by fire or other casualty which would cost $3,750,000.00 or more to repair, as reasonably determined by an engineer selected by Sellers and reasonably satisfactory to Purchaser, or (b) a taking by condemnation of any material portion of the Property, then, and in either such event, Purchaser may elect to terminate this Agreement by written notice given to Sellers within ten
(10) days after Sellers have given  Purchaser the notice referred to in Section
16.1 hereof, or at the Closing, whichever is earlier, in which event Sellers shall promptly instruct Escrow Agent, as applicable, to return to Purchaser the Downpayment (together with any interest earned thereon), and shall pay to Purchaser the Title Cost and this Agreement shall thereupon be deemed terminated and of no further force or effect, and neither party hereto shall thereupon have any further obligation to the other, except that the provisions of Articles 11.2.2, 17, 18, 24 and 28 hereof shall survive such termination. If Purchaser does not elect to terminate this Agreement, then the Closing shall take place as herein provided, without abatement of the Purchase Price; provided, however, that subject to the rights of Greenwich Capital under the Greenwich Loan Documents, to the extent the Company has actually received any such proceeds or awards prior to the Closing in the form of cash, actually theretofore paid to the Company, such funds shall be the Property of the
Company up to the amount of the Purchase Price and shall be retained by the Company after the Closing, less any amounts (i) actually and reasonably expended or incurred by the Company in adjusting any insurance claim or negotiating and/or obtaining any condemnation award (including, without limitation, reasonable attorneys fees and expenses) and/or (ii) theretofore actually and reasonably incurred or expended by or for the account of the Company for the cost of any protective restoration or emergency repairs made by or on behalf of the Company (to the extent the Company has not theretofore been reimbursed by its insurance carriers for such expenditures), and Sellers shall pay to Purchaser, or allow as a credit against the Purchase Price, an amount equal to (y) if the Company's insurance policy insures only the Company's interest in the Property, then the amount of the deductible under such policy, if any, or (z) if the insurance policy is held jointly by the Co-Tenants, then an amount equal to 65% of the deductible under such policy and, in addition, subject to the rights of Greenwich Capital under the Greenwich Loan Documents, the Company shall cause Associates LLC to pay to Purchaser any net amounts received by Associates LLC attributable to any such casualty or condemnation in connection with Associates' ownership interests in Nominee LLC and 57th Associates.

          16.3 If, prior to the Closing, there shall occur (a) damage to the Property caused by fire or other casualty which would cost less than $3,750,000.00 to repair, as reasonably determined by an engineer selected by Sellers and reasonably satisfactory to Purchaser, or (b) a taking by condemnation of any part of the Property which is not material, then, and in either such event, neither party shall have the right to terminate its obligations under this Agreement by reason thereof, but Sellers shall, subject to the rights of Greenwich Capital under the Greenwich Loan Documents, cause the Company to assign to Purchaser at the Closing all of the Company's interest in any insurance proceeds or condemnation awards which may be payable to the Company on account of any such fire, casualty or condemnation, or shall deliver to Purchaser any such proceeds or awards actually theretofore paid, up to the amount of the Purchase Price, in each case less any amounts (i) actually and reasonably expended or incurred by the Company in adjusting any insurance claim or negotiating and/or obtaining any condemnation award (including, without limitation, reasonable attorneys fees and expenses) and/or (ii) theretofore actually and reasonably incurred or expended by or for the account of the Company for the cost of any protective restoration or emergency repairs made by or on behalf of the Company (to the extent the Company has not theretofore been reimbursed by its insurance carriers for such expenditures), and Sellers shall pay to Purchaser, or allow as a credit against the Purchase Price, an amount equal to (y) if the Company's insurance policy insures only the Company's interest in the Property, then the amount of the deductible under such policy, if any, or (z) if the insurance policy is held jointly by the Co-Tenants, then an amount equal to 64% of the deductible under such policy and, in addition, subject to the rights of Greenwich Capital under the Greenwich Loan Documents, the Company shall cause Associates LLC to pay to Purchaser any net amounts received by Associates LLC attributable to any such casualty or condemnation in connection with Associates' ownership interests in Nominee LLC and 57th Associates.

          16.4 For purposes of this Article 16, a taking of a material part of the Property shall mean any taking that either (a) diminishes the value of the Property by an amount in excess of $3,750,000.00, or (b) which leaves remaining a balance of such the Property which may not be economically operated (after appropriate restoration) for the purpose for which the Property was operated or intended to be operated prior to such taking.

          16.5 In the event Purchaser does not elect to terminate the Agreement in accordance with Section 16.2 above, or upon the occurrence of the events set forth in Section 16.3 (a) or (b) above, Purchaser shall have the exclusive right to negotiate, compromise or contest the obtaining of any insurance proceeds and/or any condemnation awards.

     17.  Brokerage.

          Purchaser and Sellers each represent and warrant to the other that it has not dealt with any broker, consultant, finder or like agent who might be entitled to a commission or compensation on account of introducing the parties hereto, the negotiation or execution of this Agreement or the closing of the transactions contemplated hereby except Capital Trust, and Sellers shall be responsible for any fees or commission due Capital Trust pursuant to a separate agreement between Sellers and Capital Trust. Sellers agree to indemnify and hold Purchaser and its respective successors and assigns harmless from and against all claims, losses, liabilities and expenses (including, without limitation, reasonable attorneys fees and disbursements) which may be asserted against, imposed upon or incurred by Purchaser by reason of any claim made by any broker, consultant, finder or like agent (including Capital Trust) for commissions or other compensation for bringing about this transaction or claiming to have introduced Purchaser to the Sellers or the Property. Purchaser agrees to indemnify and hold Sellers and their respective successors and assigns harmless from and against all claims, losses, liabilities and expenses (including, without limitation, reasonable attorneys fees and disbursements) which may be asserted against, imposed upon or incurred by either or both Sellers by reason of any claim made by any broker, consultant, finder or like agent (other than Capital Trust) for commissions or other compensation for bringing about this transaction or claiming to have introduced the Sellers or the Property to Purchaser. The provisions of this Article 17 shall survive the Closing or other termination of this Agreement.

     18.  Closings Costs; Fees and Disbursements of Counsel, etc..

          At the Closing, Sellers shall pay the New York State Real Estate Transfer Tax imposed pursuant to Article 31 and Section 1402 of the New York Tax Law (the "State Transfer Tax") and the New York City Real Property Transfer Tax imposed pursuant to Title 11, Chapter 21, of the New York City Administrative Code ("City Transfer Tax"), upon or payable in connection with the transfer of the Membership Interests, which taxes and charges shall, at Sellers' election by notice given to Purchaser at least three (3) days prior to the Closing Date, be allowed for out of the Purchase Price and paid by Purchaser on behalf of Sellers. Sellers and Purchaser shall each execute and/or swear to the returns or statements required in connection with the aforesaid taxes. All such tax payments shall be made payable directly to the order of the appropriate governmental officer or the Title Company. Each of the parties hereto shall bear and pay the fees and disbursements of its own counsel, accountants and other advisors in connection with the negotiation and preparation of this Agreement and the Closing. The provisions of this Article 18 shall survive the Closing.

     19.  Notices.

          Except as otherwise provided in this Agreement, all notices, demands, requests, consents, approvals or other communications (for the purposes of this Article collectively referred to as "Notices") required or permitted to be given hereunder or which are given with respect to this Agreement, in order to constitute effective notice to the other party, shall be in writing and shall be deemed to have been given when (a) personally delivered with signed delivery receipt obtained, (b) when transmitted by facsimile machine, if followed by giving of, pursuant to one of the other means set forth in this Article 19 before the end of the first business day thereafter, printed confirmation of successful transmission to the appropriate facsimile number of the address listed below as obtained by the sender from the sender's facsimile machine, (c) upon receipt, when sent by prepaid reputable overnight courier or (d) three (3) days after the date so mailed if sent postage prepaid by registered or certified mail, return receipt requested, in each case addressed as follows:

          If to Sellers, to:

               Blackacre Capital Management, LLC
               450 Park Avenue
               New York, New York  10022
               Attention:  Jeffrey B. Citrin
               Facsimile:  (212) 758-5305

          with a copy to:

               Craig H. Solomon, Esq.
               Solomon and Weinberg LLP
               70 East 55th Street
               New York, New York 10022
               Facsimile: (212) 605-0999

          If to Purchaser, to:

               SL Green Realty Corp.
               70 East 36th Street
               New York, New York  10018-8007
               Attention:  Benjamin Feldman, Esq.
               Facsimile:  (212) 594-0086

          with a copy to:

               Greenberg, Traurig
               200 Park Avenue
               New York, New York  10166
               Attention: Robert Ivanhoe, Esq.
               Facsimile: (212) 801-6400

          If to Escrow Agent, to:

               Craig H. Solomon, Esq.
               Solomon and Weinberg LLP
               70 East 55th Street
               New York, New York 10022
               Facsimile: (212) 605-0999


          Notices shall be valid only if served in the manner provided above.

     20.  Survival; Governing Law.

          Except as otherwise expressly set forth in this Agreement, the provisions of this Agreement shall not survive the Closing provided for herein. This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with, the laws of the State of New York.

     21.  Counterparts; Captions.

          This Agreement may be executed in counterparts, each of which shall be deemed an original. The captions are for convenience of reference only and shall not affect the construction to be given any of the provisions hereof.

     22.  Entire Agreement; No Third Party Beneficiaries.

          This Agreement (including all exhibits annexed hereto), contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings, if any, with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the party to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein. The parties do not intend to confer any benefit hereunder on any person, firm or corporation other than the parties hereto. The provisions of this Article shall survive the Closing.

     23.  Waivers; Extensions.

          No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof or of any other agreement or provision herein contained. No extension of time for performance of any obligations or acts shall be deemed an extension of the time for performance of any other obligations or acts.

     24.  No Recording.

          The parties hereto agree that neither this Agreement nor any memorandum or notice hereof shall be recorded.

         25.      Assignments.

          Purchaser shall neither assign its rights nor delegate its obligations hereunder without obtaining Sellers' prior written consent, which may be withheld in Sellers' sole discretion. Notwithstanding the foregoing, Purchaser shall have the right to assign its rights hereunder to one or more Affiliates of Purchaser without the consent of Sellers, provided that written notice of such assignment is given to Sellers and each such assignee remains an Affiliate of Purchaser through the Closing Date and provided that any such permitted assignment shall not relieve Purchaser of its duties and obligations hereunder. Any other purported or attempted assignment or delegation without obtaining Sellers' prior written consent shall be void and of no effect. For purposes of this Article 25 or as elsewhere used in this Agreement, the term "Affiliate" means any entity which directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with Purchaser. For purposes of this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the entity in question, whether through the ownership of voting stock, by contract or otherwise. No consent given by Sellers to any transfer or assignment of Purchaser's rights or obligations hereunder shall be construed as a consent to any other transfer or assignment of Purchaser's rights or obligations hereunder. No transfer or assignment in violation of the provisions hereof shall be valid or enforceable.

     26.  Pronouns; Joint and Several Liability.

          All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties may require. If Purchaser consists of two or more parties, the liability of such parties shall be joint and several.

     27.  Successors and Assigns.

          This Agreement shall bind and inure to the benefit of Seller, Purchaser and their respective permitted successors and assigns.

     28.  Escrow.

          28.1 Escrow Agent shall hold the Downpayment (which, for the purpose of this Article 28, shall be deemed to mean and include all Additional Cash Downpayments actually received by Escrow Agent), together with all interest earned thereon, in its interest bearing escrow account and shall hold the Downpayment Letter of Credit (which, for purposes of this Article 28, shall be deemed to mean and include all Additional Downpayment Letters of Credit actually received by Escrow Agent), in accordance with the following:

               28.1.1 Escrow Agent shall hold the Downpayment, together with all interest earned thereon, in Escrow Agent's escrow account at Citibank, N.A., and shall cause the Downpayment to earn interest at Citibank, N.A.'s then prevailing insured money market rates on deposits of similar size. Escrow Agent shall have no liability for any fluctuations in the interest rate paid by Citibank, N.A. on the Downpayment, and is not a guarantor thereof.

               28.1.2 If Escrow Agent receives a written notice signed by both Sellers and Purchaser stating that the Closing has occurred and that Sellers are entitled to receive the Downpayment (or that Purchaser is entitled to return of the Downpayment Letter of Credit, as applicable, Escrow Agent shall deliver the Downpayment, together with the interest earned thereon, to Sellers or deliver the Downpayment Letter of Credit to Purchaser, as applicable. If Escrow Agent receives a written notice signed by both Sellers and Purchaser that this Agreement has been terminated or canceled, Escrow Agent shall deliver the Downpayment, together with the interest thereon, or the Downpayment Letter of Credit, as applicable, as directed therein.

               28.1.3 If Escrow Agent receives a written request signed by Purchaser or Sellers (the "Noticing Party") stating that this Agreement has been canceled or terminated and that the Noticing Party is entitled to the Downpayment or the Downpayment Letter of Credit, as applicable,, or that the other party hereto (the "Non-Noticing Party") has defaulted in the performance of its obligations hereunder, Escrow Agent shall mail (by certified mail, return receipt requested) a copy of such request to the Non-Noticing Party. The Non-Noticing Party shall have the right to object to such request for the Downpayment or the Downpayment Letter of Credit, as applicable, by written notice of objection delivered to and received by Escrow Agent ten (10) days (excluding Saturdays, Sundays and State of New York and Federal holidays) after the date of Escrow Agent's mailing of such copy to the Non-Noticing Party, but not thereafter. If Escrow Agent shall not have so received a written notice of objection from the Non-Noticing Party, Escrow Agent shall deliver the Downpayment, together with the interest earned thereon or the Downpayment Letter of Credit, as applicable, to the Noticing Party. If Escrow Agent shall have received a written notice of objection within the time herein prescribed, Escrow Agent shall refuse to comply with any requests or demands on it and shall continue to hold the Downpayment, together with any interest earned thereon or the Downpayment Letter of Credit, as applicable, until Escrow Agent receives either (a) a written notice signed by both Sellers and Purchaser stating who is entitled to the Downpayment (and interest) or the Downpayment Letter of Credit, as applicable, or (b) a final order of a court of competent jurisdiction directing disbursement (or delivery) of the Downpayment (and interest) or the Downpayment Letter of Credit, as applicable, in a specific manner, in either of which events Escrow Agent shall then disburse (or deliver) the Downpayment, together with the interest earned thereon or the Downpayment Letter of Credit, as applicable, in accordance with such notice or order. Escrow Agent shall not be or become liable in any way or to any person for its refusal to comply with any such requests or demands until and unless it has received a direction of the nature described in clause (a) or (b) above.

          28.2 Any notice to Escrow Agent shall be sufficient only if received by Escrow Agent within the applicable time period set forth herein. All mailings and notices from Escrow Agent to Sellers and/or Purchaser, or from Sellers and/or Purchaser to Escrow Agent, provided for in this Article 28 shall be addressed to the party to receive such notice at its notice address set forth in Article 19 above (with copies to be similarly sent to the additional persons therein indicated), but the provisions of Article 19 relating to the manner of giving notices and the effective dates thereof shall have no application to the provisions of this Article 28.

          28.3 Notwithstanding the foregoing, if Escrow Agent shall have received a written notice of objection as provided for in Section 28.1.3 above within the time therein prescribed, or shall have received at any time before actual disbursement (or delivery) of the Downpayment or the Downpayment Letter of Credit, as applicable, a written notice signed by either Sellers or Purchaser disputing entitlement to the Downpayment or the Downpayment Letter of Credit, as applicable, or shall otherwise believe in good faith at any time that a disagreement or dispute has arisen between the parties hereto over entitlement to the Downpayment or the Downpayment Letter of Credit, as applicable (whether or not litigation has been instituted), Escrow Agent shall have the right, upon written notice to both Sellers and Purchaser, (a) to deposit the Downpayment, together with the interest earned thereon, or the Downpayment Letter of Credit, as applicable, with the Clerk of the Court in which any litigation is pending and/or (b) to take such reasonable affirmative steps as it may, at its option, elect in order to terminate its duties as Escrow Agent, including, without limitation, the depositing of the Downpayment, together with the interest earned thereon, or the Downpayment Letter of Credit, as applicable, with a court of competent jurisdiction and the commencement of an action for interpleader, the costs thereof to be borne by whichever of Sellers or Purchaser is the losing party, and thereupon Escrow Agent shall be released of and from all liability hereunder except for any previous gross negligence or willful misconduct.

          28.4 Escrow Agent is acting hereunder without charge as an accommodation to Purchaser and Sellers, it being understood and agreed that Escrow Agent shall not be liable for any error in judgment or any act done or omitted by it in good faith or pursuant to court order, or for any mistake of fact or law. Escrow Agent shall not incur any liability in acting upon any document or instrument believed thereby to be genuine. Escrow Agent is hereby released and exculpated from all liability hereunder, except only for willful misconduct or gross negligence. Escrow Agent may assume that any person purporting to give it any notice on behalf of any party has been authorized to do so. Escrow Agent shall not be liable for, and Purchaser and Sellers hereby jointly and severally agree to indemnify Escrow Agent against, any loss, liability or expense, including reasonable attorney's fees (either paid to retained attorneys or, representing the fair value of legal services rendered by Escrow Agent to itself), arising out of any dispute under this Agreement, including the cost and expense of defending itself against any claim arising hereunder. Notwithstanding anything to the contrary herein contained, Purchaser agrees that Solomon and Weinberg LLP may represent Sellers as Sellers' counsel in any action, suit or other proceeding between Sellers and Purchaser or in which Sellers and Purchaser may be involved.

     29.  Tax Proceedings.

          29.1 Purchaser hereby acknowledges and agrees that the Company and the other Co-Tenants shall continue, from and after the date hereof until the Closing, the proceeding or proceedings now pending for the reduction of the assessed valuation of the Property described on Exhibit N, and Purchaser agrees that Sellers may, until the Closing in their reasonable discretion at the Co-Tenants' sole cost and expense, cause the Company to litigate or settle same with Purchaser's consent as to the current tax year, if applicable, not to be unreasonably withheld; provided, however, that Purchaser shall be entitled to 65% of that portion of any refund relating to the period occurring after the Closing after payment to the Company of all costs and expenses, including, without limitation, reasonable attorneys fees and disbursements, incurred by the Company in obtaining such refund. Purchaser shall after the Closing in connection with any settlement of taxes for the current tax year deliver to Sellers, reasonably promptly after request therefor, receipted tax bills and canceled checks used in payment of such taxes and shall execute any and all consents or other documents, and do any act or thing necessary for the collection of such refund by the Company. Any refunds or credits (i.e., any credits for future taxes received by the Company and other Co-Tenants in lieu of a refund arising out of a settlement or proceeding in connection with taxes that relate to periods prior to the Closing Date) to which the Company may be entitled prior to the Closing Date in respect of its direct tenancy-in-common ownership interest in the Property, as well as any refund or credits attributable to Associates LP's indirect ownership interest in the Property, for any periods prior to the Closing Date (less 65% of all costs and expenses incurred by the Tenancy-in-Common in respect of obtaining such refunds or credits) shall remain the sole property of Sellers. From and after the Closing Date, (a) Purchaser shall cause the Company to litigate and settle any proceedings that are pending at the time of Closing that relate only to any period or periods prior to the Closing in the manner directed by Sellers and subject to Sellers consent, and (b) Purchaser shall cause the Company to litigate and settle any proceedings that are pending at the time of Closing that relate to periods that are both prior to and on and after the Closing Date as well as prior to the Closing Date in a commercially reasonable manner and any settlement in connection with any such proceeding that involves periods both before and after the Closing Date shall be subject to Sellers' approval, such approval not to be unreasonably withheld, and Purchaser shall keep Sellers fully apprised of and provide Sellers with copies of all correspondence and documents relating to any such proceedings referred to in clauses (a) and (b) above, and upon the settlement or successful litigation of any such proceedings, Purchaser shall cause the Company to pay to Sellers 65% of any savings in real estate taxes that result from any such settlement or proceeding with respect to periods prior to the Closing Date, less the reasonable costs and expenses incurred in connection therewith.

          29.2 Sellers hereby advise Purchaser that the Co-Tenants intend to enter into a settlement with The City of New York with respect to tax years 1991/1992 through and including 1997/1998 and in all events covering periods prior to the Closing Date. Notwithstanding anything to the contrary contained in this Article 29, both prior to and after the Closing Sellers shall be entitled to cause the Company to accept the City of New York's proffer in respect of such tax years or otherwise settle the same in Seller's sole discretion, and Purchaser shall cause the Company to pay to Sellers an amount equal to 65% of such settlement (less an amount equal to 65% of the reasonably estimated costs and expenses incurred by the Co-Tenants in connection therewith), promptly upon receipt by the Co-Tenants of the proceeds of such settlement (whether by refund or credit against future taxes).

          29.3 The provisions of this Article 29 shall survive the Closing.

     30.  Leasing.

          Subject to the terms of the Greenwich Loan Documents, Sellers shall not cause the Company to enter into any new Space Leases, or modify any existing Space Leases, without the prior written consent of Purchaser, which consent may be withheld in Purchaser's reasonable discretion, provided that if any such proposed lease will contain economic and other terms that are in conformity with the economic and other terms in comparable class "A" office buildings, the Company may enter into such lease without Purchaser's consent, so long as the terms of such proposed lease do not violate the leasing parameters then in effect under the Greenwich Loan Documents. It is understood and agreed that (a) the exercise by any Space Lessee of any option set forth in such Space Lessee's Space Lease for the (i) extension of such Space Lease, (ii) letting of additional space or (iii) surrender of any space demised under such Space Lease, (b) the Company's consent to any request for the sublease under, or assignment of, any Space Lease requiring the consent of the Company, as landlord, where landlord's consent is required not to be unreasonably withheld (or language having similar effect) if the Space Lessee so requesting such consent shall remain liable under such Space Lease and such Space Lease does not entitle the landlord thereunder to "recapture" the space demised thereunder, shall not constitute a new Space Lease or the modification of an existing Space Lease under this Article 30 and (c) Purchaser shall pay, if the Closing occurs, all leasing commissions and tenant improvement costs payable in connection with any new Space Lease which has been approved by Purchaser under this Article 30, which leasing commissions and tenant improvements costs shall be pro-rated taking into account the periods when each of Sellers and Purchaser received the benefits of such new Space Lease. Without limiting the foregoing, Sellers shall use commercially reasonably efforts to cause all landlord work required in connection with the Space Lease with the City University of New York to be substantially completed on or prior to December 27, 1998.

     31.  Indemnity for Certain Transfer Taxes.

          Reference is made to that certain In-Kind Distribution Agreement, dated as of October 31, 1997, between the Co-Tenants (the "In-Kind Distribution Agreement"). Sellers hereby indemnify Purchaser and hold Purchaser harmless from and against all claims, losses, liabilities and expenses (including, without limitation, reasonable attorneys fees and disbursements) which may be asserted against, imposed upon or incurred by Purchaser in respect of any State Transfer Tax and City Transfer Tax in connection with the property distributed pursuant to the In-Kind Distribution Agreement. The provisions of this Article 31 shall survive the Closing.

     32.  Further Assurances.

          The parties each agree to do such other and further acts and things, and to execute and deliver such instruments and documents (not creating any obligations additional to those otherwise imposed by this Agreement) as either may reasonably request from time to time, whether at or after the Closing, in furtherance of the purposes of this Agreement.



                         [NO FURTHER TEXT ON THIS PAGE]

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                 SELLERS:

                                 BLACKACRE 555 WEST 57TH
                                 STREET MM LLC
                                   a Delaware limited liability company

                                   By:  Blackacre Capital Group, L.P.,
                                          a Delaware limited partnership
                                          Managing Member

                                        By:  Blackacre Capital Management Corp.
                                               a Connecticut corporation,
                                               General Partner


                                               By: _______________________
                                                   Name: Jeffrey B. Citrin
                                                   Title:   President

                                   BLACKACRE 555 WEST 57TH
                                   STREET LLC

                                   By:  Blackacre Capital Group, L.P.,
                                          a Delaware limited partnership,
                                          Managing Member

                                        By:  Blackacre Capital Management Corp.,
                                               a Connecticut corporation,
                                               General Partner

                                   PURCHASER:

                                   SL GREEN OPERATING PARTNERSHIP, L.P.

                                   By:  SL Green Realty Corp.,
                                         a Maryland corporation,
                                         General Partner


                                        By:  ___________________________
                                             Name:
                                             Title:


ESCROW AGENT:

       SOLELY FOR THE PURPOSES OF
       CONFIRMING THE PROVISIONS OF
       ARTICLE 28:

SOLOMON AND WEINBERG LLP


By:  ______________________________
       Craig H. Solomon, a Partner

SOLELY FOR THE PURPOSE OF
CONFIRMING THE GUARANTEE
SET FORTH IN SECTION 12.3.1:

BLACKACRE CAPITAL PARTNERS, L.P.,
   a Delaware limited partnership
   Managing Member

   By: Old Stand Real Estate, LLC,
        a Delaware limited liability company,
        General partner


        By: ___________________________
              Name: Jeffrey B. Citrin
              Title:   President

                                   EXHIBIT A

                       Legal Description of the Property

                                   EXHIBIT B

                         Escrow Agent Wire Instructions


Institution: Citibank, N.A.
             111 Wall Street
             New York, New York  10043

Citibank, N.A. Contact:  Len Stein  (201) 487-6800


ABA No.: 021-000-089

For Credit to:    Solomon and Weinberg LLP Attorney Trust Account
                  Account No. 4326-3812

                                  EXHIBIT B-1

                    Form of Bank of Boston Letter of Credit


CLEAN STANDBY CREDIT
                                                        DATE _________________
                                                        MAIL _________________
                                  All drafts drawn must be marked: ___________
                                  Opener's Reference No.: ____________________

[Addressed to Sellers]

Gentlemen:

         By the order of SL Green Operating Partnership, L.P., as escrow agent we hereby open in your favor our Irrevocable Credit for the account of _________________ __________________ for a sum or sums not exceeding a total of
US   $_________________   (_____________________________________   US  DOLLARS)
available by your draft(s) at SIGHT on BankBoston, N.A., Boston, Massachusetts effective ___________ ___________________ and expiring at Boston, Massachusetts on _____________________.

Drafts must be accompanied by:

Your signed statement certifying: "The amount of our draft represents funds due us under a certain Sale-Purchase Agreement, dated October __, 1998, between ourselves and SL Green Operating Partnership, L.P., demand for payment and/or compliance with the obligations under such Sale-Purchase Agreement has been made, as appropriate, and the required payment has not been received by us from SL Green Operating Partnership, L.P. or from any other source and/or the required compliance with the obligations under such Sale-Purchase Agreement has not been performed as required under said agreement by SL Green Operating Partnership, L.P. or by any other source."

Each draft must bear on its face the clause  "Drawn  under Letter of Credit No.
___________   dated   _________________,    of   BankBoston,    N.A.,   Boston,
Massachusetts."

Except so far as otherwise expressly stated herein, this letter of credit is subject to the "Uniform Customs and Practice for Documentary Credits (1983 Revision), International Chamber of Commerce Publication 400."

We hereby agree with you that drafts drawn under and in compliance with the terms of this letter of credit will be duly honored if presented to the above mentioned drawee Bank on or before (expiration date)
--------------------- .

Kindly address all correspondence regarding this letter of credit to the attention of our Letter of Credit Operations, P.O. Box 1763, BOSTON, MASSACHUSETTS 02105, attention __________________, mentioning our reference number as it appears above. Telephone inquiries can be made to
_______________________________.

                                               Very truly yours,


                                               ----------------------------
                                                   Authorized Signature

                                  EXHIBIT B-2

                                   Ford Note

                                   EXHIBIT C

                       Operating Agreement of Nominee LLC

                                   EXHIBIT D

                     Operating Agreement of Associates LLC

                                   EXHIBIT E

                                 TIC Agreement

                                   EXHIBIT F

                   Property Management and Leasing Agreement

                                   EXHIBIT G

                                  Space Leases

                                   EXHIBIT H

                                   Rent Roll

                                   EXHIBIT I

                         Tenant Improvement Allowances

                                   EXHIBIT J

                              Payable Commissions

                                  EXHIBIT J-1

                              Material Litigation

                                   EXHIBIT K

                                   Employees

                                   EXHIBIT L

                                Mobil Indemnity

                                   EXHIBIT M

                                 Ford Indemnity

                                   EXHIBIT N

                           Tax Certiorari Proceedings

                                   EXHIBIT O

                     Service Contracts and Utility Deposits

                                   EXHIBIT P

                          5th and 6th Floor Conversion

                                   EXHIBIT Q

                       Permitted Title Matters of Record

                                   EXHIBIT R

            Form of Assignment and Assumption of Membership Interest


                ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTEREST


          ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTEREST (the "Assignment"), dated as of _____________, 1998, between [BLACKACRE 555 WEST 57TH STREET MM LLC]/[BLACKACRE 555 WEST 57TH STREET LLC], a Delaware limited liability company, having an office c/o Blackacre Capital Group, L.P., 450 Park Avenue, New York, New York 10022 ("Assignor"), and SL GREEN OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, having an office at 70 West 36th Street, New York, New York 10018-8007 ("Assignee").


                              W I T N E S S E T H:


          WHEREAS, Assignor is a member of 555 West 57th LLC, a Delaware limited liability company (the "Company") formed pursuant to that certain (a) Certificate of Formation of 555 West 57th LLC, dated August 19, 1997, and filed in the Office of the Secretary of State of the State of Delaware on August 20, 1997, and (b) Amended and Restated Limited Liability Company Agreement of 555 West 57th LLC, dated as of October 30, 1997 (the "Operating Agreement"); and

          WHEREAS, Assignor currently owns a ____ % membership interest in, and is [the managing member] [a non-managing member] of, the Company (the "Interest"); and

          WHEREAS, Assignor wishes to assign the Interest to Assignee, and Assignee desires to accept the assignment of the Interest; and

          WHEREAS, the Company and the other members of the Company have agreed to consent to the assignment of the Interest to Assignee.

          NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Assignee and Assignor, the parties hereto hereby agree as follows:

          1. Assignor hereby assigns, sells, transfers and conveys to Assignee its entire Interest, including, without limitation, all of Assignor's right, title and interest in and to all profits, losses, distributions and capital of the Company and all of Assignor's rights to be and act as a [managing] [non-managing] member of the Company, and any and all other rights of Assignor under the Operating Agreement or otherwise as a member of the Company in connection with the assets of the Company.

          2. Assignor hereby withdraws from the Company as a member of the Company. From and after the date hereof, Assignor shall have no further right, title or interest in the Company or any of the assets thereof and shall have no further rights, liabilities or obligations under the Operating Agreement or otherwise in connection with the Company or the assets thereof. Assignor hereby expresses its intention that Assignee shall become a substitute member in its place.

          3. Assignee hereby accepts the assignment hereunder and hereby agrees to be bound by each and every provision of the Operating Agreement in respect of the Interest from and after the date hereof and assumes all obligations under the Operating Agreement in respect of the Interest accruing from and after the date hereof.

          4. By their execution and delivery of this Assignment where indicated below, the managing member of the Company hereby consents to the assignment of the Interest, the withdrawal of Assignor as a member of the Company and the admission of Assignee as a member of the Company.

          5. Each party hereby agrees to execute such further documents as may be required or desirable by the other party in order to effectuate or evidence the assignment set forth herein, the withdrawal of Assignor from the Company and the admission of Assignee as a member of the Company, including, without limitation, an amendment to the Operating Agreement.

          6. This Assignment may be executed in several counterparts, each of which shall for all purposes constitute but one agreement, binding on each party hereto.

          7. This Assignment shall be construed and enforced in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the day and year first above written.

                                   ASSIGNOR:

                                   [BLACKACRE 555 WEST 57TH
                                   STREET MM LLC]/
                                   [BLACKACRE 555 WEST 57TH
                                   STREET LLC]

                                   By:  Blackacre Capital Group, L.P.,
                                        Its Managing Member


                                   By:  __________________________________
                                         a _______________________________
                                           General Partner

                                   ASSIGNEE:

                                   [SL GREEN OPERATING PARTNERSHIP, L.P.,
                                   a Delaware limited partnership]


                                   By: __________________________,
                                        a ________________________,
                                        General Partner


                                        By: ________________________
                                             Name:
                                             Title:
AGREED AND CONSENTED TO
THIS ____ DAY OF ________, 199__

BLACKACRE 555 WEST 57TH
STREET MM LLC, Managing Member

By:  Blackacre Capital Group, L.P.,
     Its Managing Member


By: ____________________________
       a _______________________
         General Partner

                                   EXHIBIT S

                         Form of Tenant Estoppel Letter


                                                        Date: _________, 1998

        Re:  Lease, dated __________ , 19__, by and between _______________
             ______________________ ("Landlord") and _____________________
             ("Tenant") [as modified]* (the "Lease"), with respect to a portion of the premises commonly known as 555 West 57th Street, New York, New York (the "Premises")



555 West 57th LLC
c/o Blackacre Capital Management, LLC
450 Park Avenue
New York, New York 10022

Ladies and Gentlemen:

         Tenant understands that Blackacre 555 West 57th Street MM LLC and Blackacre 555 West 57th Street LLC, the members of 555 West 57th LLC, a co-owner of the Premises, intends to sell and assign their membership interests in such co-owner (the purchaser thereof being herein referred as "Purchaser").

         Tenant hereby acknowledges and agrees as follows:

         1. The Lease has not been further amended, modified or extended.

         2. The Lease does not contain any options to purchase and/or rights of first refusal to purchase or any similar provisions regarding acquisition of ownership interests in the Premises, except as follows:

------------------------------------------------------------------------------
------------------------------------------------------------------------------

         3. The term of the Lease commenced on ________________ and will terminate on ________________________. Tenant has no right to terminate or cancel the Lease, except as follows

------------------------------------------------------------------------------
--------------------------------------------------------------------------.


-----------------------
*List all modifications


         4. The current monthly [Rent] payment under the Lease is $______________ and the current monthly [Additional Rent] payment under the Lease is $_______________ (as each of such capitalized terms is defined in the Lease). Rent has been paid through _____________, l99__ and Additional Rent has been paid through _________, 199__. No advance Rent or Additional Rent has been prepaid except for the current month.

         5. The improvements described in the Lease required to be performed by Landlord have been completed and accepted by Tenant.

         6. There has not been granted under the Lease any unexpired free rental, concession or abatement, except as follows:

         7. Tenant has not sublet any portion of the leased premises or assigned any of its rights under the Lease, except as follows:

----------------------------------------------------------------------.

         8. The Lease is in full force and effect. Tenant has no existing claims, defenses or offsets under the Lease against Landlord, no uncured default exists under the Lease, and no event has occurred which would, with the giving of notice, the lapse of time, or both, constitute a default under the Lease.

         9. Except as set forth in Paragraph 3, no cancellation, modification, amendment, extension or assignment of the Lease, and no subletting or prepayment of more than one month's Rent or Additional Rent shall be made without Landlord's prior written consent.

         10. The security deposit held by Landlord under the Lease is $_____.

         11. The guaranty of the Lease, if any, is in full force and effect.

         12. There are no actions, voluntary or involuntary, pending against Tenant under the bankruptcy laws of the United States or any State thereof.

         13. Inquiries concerning this letter should be directed to Tenant at the following telephone number:
                                ---------------------.

         The statements contained herein are made for the purposes of inducing Purchaser to consummate the transactions above-described, and may be relied upon for such purpose by

Purchaser and Greenwich Capital Mortgage Products, Inc., the current mortgagee of the Premises, and their respective successors and assigns.

                                      Very truly yours,

                                      [                                   ]

                                      By: _________________________________
                                          Name:
                                          Title:

                                   EXHIBIT T

                    Form of Amendment to Operating Agreement


                                  AMENDMENT TO
                          AMENDED AND RESTATED LIMITED
                          LIABILITY COMPANY AGREEMENT
                              OF 555 WEST 57TH LLC


          THIS AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF 555 WEST 57TH LLC (the "Amendment"), dated as of ___________, 199__, by and among BLACKACRE 555 WEST 57TH STREET MM LLC, a Delaware limited liability company ("Blackacre MM LLC"), BLACKACRE 555 WEST 57TH STREET LLC, a Delaware limited liability company ("Blackacre LLC"), _____________________, a _________________ (the "Substitute Managing Member"), _____________________, a
_________________ (the "Substitute Non-Managing Member"), and MARK A. FERRUCCI, an employee of The Corporation Trust Company, a Delaware corporation (the "Independent Member").

                             Preliminary Statement

          1. 555 West 57th LLC (the "Company") was formed as a Delaware limited liability company pursuant to (a) a Certificate of Formation of the Company, dated as of August 19, 1997, and filed with the Secretary of State of the State of Delaware on August 20, 1997, and (b) a limited liability company agreement of the Company, dated as of August 20, 1997 (the "Original Agreement"), executed by the then sole member of the Company, Capital Trust, a California business Trust ("CT").

          2. CT subsequently assigned its entire interest in the Company to Blackacre MM LLC and Blackacre LLC pursuant to an assignment agreement dated as of October 30, 1997.

          3. Blackacre MM LLC, Blackacre LLC and the Independent Member entered into that certain Amended and Restated Limited Liability Company Agreement of the Company, dated October 30, 1997 (the "Operating Agreement"), which amended and restated the Original Agreement in its entirety.

          4. Blackacre MM LLC desires to assign its entire interest in the Company (the "Managing Member Interest") to the Substitute Managing Member, and Blackacre LLC desires to assign its entire interest in the Company (the "Non-Managing Member Interest") to the Substitute Non-Managing Member, and the Managing Member (as such term is defined in the Operating Agreement) has consented to such assignments in accordance with the terms of the Operating Agreement.

          5. The Substitute Managing Member desires to acquire the Managing Member Interest and to be admitted as the managing member of the Company and has agreed to be bound by all of the terms and conditions of the Operating Agreement.

          6. The Substitute Non-Managing Member desires to acquire the Non-Managing Member Interest and to be admitted as a member of the Company and has agreed to be bound by all of the terms and conditions of the Operating Agreement.

          7. The parties hereto desire to amend the Operating Agreement to reflect the withdrawal of Blackacre MM LLC and Blackacre LLC as members of the Company and the admission of the Substitute Managing Member and Substitute Non-Managing Member as members of the Company.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby amend the Operating Agreement as follows:

          1. Each of Blackacre MM LLC and Blackacre LLC hereby withdraw from the Company as a member thereof, effective as of the date hereof.

          2. The Substitute Managing Member is hereby admitted as a member of the Company as of the date hereof in the place of Blackacre MM LLC and the Substitute Managing Member hereby agrees to be bound by all the terms and conditions of the Operating Agreement from and after the date hereof. All references to the "Managing Member" in the Operating Agreement shall hereafter refer to the Substitute Managing Member and the definition of "Managing Member" contained in Section 1.1 of the Operating Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

               ""Managing Member" means  ___________________________,
               a _________________, or if such entity resigns or withdraws as a Member or is dissolved or liquidated, then the Independent Member shall be the Managing Member."

          3. The Substitute Non-Managing Member is hereby admitted as a member of the Company as of the date hereof in the place of Blackacre LLC and the Substitute Non-Managing Member hereby agrees to be bound by all the terms and conditions of the Operating Agreement from and after the date hereof. All references to the "Non-Managing Member" in the Operating Agreement shall hereafter refer to the Substitute Non-Managing Member and the definition of "Non-Managing Member" contained in Section 1.1 of the Operating Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

              ""Non-Managing Member" means ______________________,
              a _________________."

          4. The address for notices to the Company (including, without limitation, the address for copies of notices) contained in Section 11.1 of the Operating Agreement is hereby deleted in its entirety and the following address is substituted in lieu thereof:

                                    "---------------------------
                                     ---------------------------

                                    with a copy to:

                                     ----------------------------
                                     ----------------------------
                                     ----------------------------"

          5. Schedule I attached to the Operating Agreement is hereby deleted in its entirety and the Schedule I attached hereto and made a part hereof is substituted in lieu thereof.

          6. In all other respects, the Operating Agreement is hereby ratified, confirmed and approved and remains in full force and effect.

          7. This Amendment may be executed in several counterparts, each of which shall constitute but one agreement for all purposes, binding on each party hereto.

          IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

                                   BLACKACRE 555 WEST 57TH
                                      STREET MM LLC

                                   By:   Blackacre Capital Group, L.P.,
                                         Its Managing Member


                                   By: ________________________________
                                       a_______________________________
                                       General Partner


                                   BLACKACRE 555 WEST 57TH
                                      STREET LLC

                                   By:   Blackacre Capital Group, L.P.,
                                         Its Managing Member


                                   By:  ___________________________________
                                        a _________________________________
                                          General Partner


                                   [SL GREEN OPERATING PARTNERSHIP, L.P.,
                                   a Delaware limited partnership]


                                   By:  ____________________________________,
                                        a ________________________,
                                        General Partner


                                   [SL GREEN OPERATING PARTNERSHIP, L.P.,
                                   a Delaware limited partnership]


                                   By:  ___________________________________,
                                        a ________________________,
                                        General Partner


                                   -------------------------------------
                                   Mark A. Ferrucci
                                   Assistant Vice President of The Corporation
                                   Trust Company

                                   SCHEDULE I



                                           Capital             Percentage
Name and Address of Member              Contribution           Interest


_________________________________       $__________            [99.00%]
_________________________________
_________________________________

_________________________________      $__________             [1.00%]
_________________________________
_________________________________

Mark A. Ferrucci, an employee of
  The Corporation Trust Company        $  -0-                   0.00%
1209 Orange Street
Wilmington, Delaware  19801

                                   SCHEDULE 1

                          Balance Sheet of the Company

                                   SCHEDULE 2

                        Balance Sheet of Associates LLC











                     AMENDMENT TO SALE-PURCHASE AGREEMENT

          THIS AMENDMENT TO SALE-PURCHASE AGREEMENT (the "AMENDMENT"), dated as of January __, 1999, by and among BLACKACRE 555 WEST 57TH STREET MM LLC, a Delaware limited liability company, having an office c/o Blackacre Capital Management, LLC, 450 Park Avenue, New York, New York 10022 ("BLACKACRE MM LLC") and BLACKACRE 555 WEST 57TH STREET LLC, a Delaware limited liability company, having an office c/o Blackacre Capital Management, LLC, 450 Park Avenue, New York, New York 10022 ("BLACKACRE LLC" and, together with Blackacre MM LLC, individually, a "SELLER" and, collectively, "SELLERS"), and SL GREEN OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, having an office at 70 West 36th Street, New York, New York 10018-8007 ("PURCHASER").

                             W I T N E S S E T H:

          WHEREAS, Sellers and Purchaser entered into that certain Sale-Purchase Agreement, dated as of October 22, 1998, as amended by that certain letter agreement, of even date therewith, among Sellers and Purchaser (as so amended, the "AGREEMENT"); and

          WHEREAS, Purchaser has identified certain costs which Purchaser may be required to incur in connection with the facade of the building located on the Property (as defined in the Agreement) in order to cause the Property to comply with applicable law; and

          WHEREAS, Sellers and Purchaser have agreed to reduce the Purchase Price (as defined in the Agreement) and desire to amend the Agreement in the respects hereinafter set forth.

          NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Sellers and Purchaser, and in consideration of the mutual covenants and agreements herein set forth, the parties hereto hereby agree as follows:

          1. Sections 3.1 and 3.2.2 of the Agreement is hereby amended to delete the reference to "$37,525,000" and to insert "$35,525,000" in the place thereof.

          2. Section 8.1(a) of the Agreement is hereby amended to delete the phrase "11:59 PM on the day preceding the date of Closing" and to insert "11:59 PM on December 31, 1998" in the place thereof.

          3. Except as amended by this Amendment, in all other respects, the Agreement is hereby ratified, confirmed and approved and remains in full force and effect.

          4. This Amendment may be executed in several counterparts, each of which shall constitute but one agreement for all purposes, binding on each party hereto.



                           [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

                                  SELLERS:

                                  BLACKACRE 555 WEST 57TH STREET MM
                                  LLC,
                                   a Delaware limited liability company

                                  By:  Blackacre Capital Group, L.P.,
                                        a Delaware limited partnership
                                        Managing Member

                                       By:  Blackacre Capital Management Corp.,
                                             a Connecticut corporation,
                                             General Partner


                                             By:
                                             ----------------------------------
                                                 Name:   Jeffrey B. Citrin
                                                 Title:  President

                                  BLACKACRE 555 WEST 57TH STREET LLC,
                                   a Delaware limited liability company

                                  By:  Blackacre Capital Group, L.P.,
                                        a Delaware limited partnership,
                                        Managing Member

                                       By:  Blackacre Capital Management Corp.,
                                             a Connecticut corporation,
                                             General Partner


                                             By:
                                             ----------------------------------
                                                  Name:   Jeffrey B. Citrin
                                                  Title:  President

                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                  PURCHASER:

                                  SL GREEN OPERATING PARTNERSHIP, L.P.,
                                   a Delaware limited partnership

                                  By:  SL Green Realty Corp.,
                                        a Maryland corporation,
                                        General Partner


                                       By:
                                          -------------------------------------
                                          Name:   Marc Holliday
                                          Title:  Chief Investment Officer









               ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTEREST

          ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTEREST (the "Assignment"), dated as of January ___, 1999, between BLACKACRE 555 WEST 57TH STREET LLC, a Delaware limited liability company, having an office c/o Blackacre Capital Group, L.P., 450 Park Avenue, New York, New York 10022 ("Assignor"), and GREEN
W. 57TH ST., LLC, a New York limited liability company, having an office c/o SL Green Realty Corp., 70 West 36th Street, New York, New York 10018-8007 ("Assignee").

                             W I T N E S S E T H:

          WHEREAS, Assignor is a member of 555 West 57th LLC, a Delaware limited liability company (the "Company") formed pursuant to that certain (a) Certificate of Formation of 555 West 57th LLC, dated August 19, 1997, and filed in the Office of the Secretary of State of the State of Delaware on August 20, 1997, and (b) Amended and Restated Limited Liability Company Agreement of 555 West 57th LLC, dated as of October 30, 1997 (the "Operating Agreement"); and

          WHEREAS, Assignor currently owns a 99% membership interest in, and is a non-managing member of, the Company (the "Interest"); and

          WHEREAS, Assignor wishes to assign the Interest to Assignee, and Assignee desires to accept the assignment of the Interest; and

          WHEREAS, the Company and the other members of the Company have agreed to consent to the assignment of the Interest to Assignee.

          NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Assignee and Assignor, the parties hereto hereby agree as follows:

          1. Assignor hereby assigns, sells, transfers and conveys to Assignee the Interest, including, without limitation, all of Assignor's right, title and interest in and to all profits, losses, distributions and capital of the Company and all of Assignor's rights to be and act as a non-managing member of the Company, and any and all other rights of Assignor under the Operating
Agreement or otherwise as a member of the Company in connection with the assets of the Company.

          2. Assignor hereby withdraws from the Company as a member of the Company. From and after the date hereof, Assignor shall have no further right, title or interest in the Company or any of the assets thereof and shall have no further rights, liabilities or obligations under the Operating Agreement or otherwise in connection with the Company or the assets thereof. Assignor hereby expresses its intention that Assignee shall become a substitute member in its place.

          3. Assignee hereby accepts the assignment hereunder and hereby agrees to be bound by each and every provision of the Operating Agreement in respect of the Interest from and after the date hereof and assumes all obligations under the Operating Agreement in respect of the Interest accruing from and after the date hereof.

          4. By its execution and delivery of this Assignment where indicated below, the managing member of the Company hereby consents to the assignment of the Interest, the withdrawal of Assignor as a member of the Company and the admission of Assignee as a member of the Company.

          5. Each party hereby agrees to execute such further documents as may be required or desirable by the other party in order to effectuate or evidence the assignment set forth herein, the withdrawal of Assignor from the Company and the admission of Assignee as a member of the Company, including, without limitation, an amendment to the Operating Agreement.

          6. This Assignment may be executed in several counterparts, each of which shall for all purposes constitute but one agreement, binding on each party hereto.

          7. This Assignment shall be construed and enforced in accordance with the laws of the State of New York.

          [NO FURTHER TEXT ON THIS PAGE]

          IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the day and year first above written.

                               ASSIGNOR:

                               BLACKACRE 555 WEST 57TH STREET LLC,
                                a Delaware limited liability company

                                By:  Blackacre Capital Group, L.P.,
                                      a Delaware limited partnership,
                                      Managing Member

                                      By:  Blackacre Capital Management Corp.,
                                            a Connecticut corporation,
                                            General Partner


                                            By:
                                               -------------------------------
                                               Name:   Jeffrey B. Citrin
                                               Title:  President

                               ASSIGNEE:

                               GREEN W. 57TH ST., LLC,
                                 a New York limited liability company

                                 By:  SL Green Operating Partnership, L.P.,
                                       a Delaware limited partnership,
                                       Managing Member

                                       By:  SL Green Realty Corp.,
                                             a Maryland corporation,
                                             General Partner


                                             By:
                                                ------------------------------
                                                Name:   Marc Holliday
                                                Title:  Chief Investment Officer

                      [SIGNATURES CONTINUED ON NEXT PAGE]

AGREED AND CONSENTED TO
THIS ____ DAY OF JANUARY, 1999

BLACKACRE 555 WEST 57TH
  STREET MM LLC, Managing Member

By:  Blackacre Capital Group, L.P.,
       Managing Member

By:  Blackacre Capital Management Corp.,
       a Connecticut corporation,
       General Partner


       By:
          ------------------------------
          Name:   Jeffrey B. Citrin
          Title:  President













                           ASSIGNMENT AND ASSUMPTION
                                      OF
                            SALE-PURCHASE AGREEMENT

     KNOW THAT SL GREEN OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Assignor") having an office at c/o SL Green Realty Corp., 70 West 36th Street, New York, New York 10018, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby assigns to Green w. 57th ST., LLC, a New York limited liability company ("Assignee") having an office at c/o SL Green Realty Corp., 70 West 36th Street, New York, New York 10018, all of Assignor's right, title and interest in, to and under that certain Sale-Purchase Agreement (the "Agreement") dated as of October 22, 1998, between Assignor and Blackacre 555 West 57th Street MM LLC and Blackacre 555 West 57th Street LLC (collectively, "Sellers"), as amended, together with the Downpayment, Additional Cash Downpayment and Additional Downpayment Letter of Credit (as each such term is defined in the Agreement) delivered by Assignor to Seller thereunder.

     TO HAVE AND TO HOLD to Assignee and its successors and its assigns, who shall hereafter be deemed to be substituted for Assignor, subject to the covenants, conditions and provisions of the Agreement; provided, however, that Assignor shall not be released hereby from its obligations under the Agreement and shall remain bound by such obligations in accordance with the terms and provisions of the Agreement.

     AND ASSIGNEE does hereby agree to assume, be bound by, and subject to, all of the terms, covenants and conditions of the Agreement; provided however, that Assignor shall not be released hereby from its obligations under the Agreement and shall remain bound by such obligations in accordance with the terms and provisions of the Agreement.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption of Sale-Purchase Agreement as of January __, 1999.

                                  ASSIGNOR:

                                  SL Green Operating Partnership, L.P.

                                  By:  SL Green Realty Corp., a Maryland
                                       corporation, its general partner


                                       By:
                                          ------------------------------------
                                          Name:   Marc Holliday
                                          Title:  Chief Investment Officer

                                  ASSIGNEE:

                                  Green W. 57th ST., LLC

                                  By:  SL Green Operating Partnership, L.P.

                                       By:  SL Green Realty Corp., a Maryland
                                            corporation, its general partner


                                            By:
                                               -------------------------------
                                               Name:   Marc Holliday
                                               Title:  Chief Investment Officer